                                                             Exhibit (b)(4)

Guaranty National
Corporation

Presentation to the Special Committee of the Board of Directors

                                                                October 30, 1997

                                                                Confidential

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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997

Disclaimer

            These materials are based solely on information received from publicly available documents and certain other information provided by the management of Guaranty National Corporation ("Guaranty National" or the "Company"). Salomon Brothers Inc ("Salomon") has had discussions with certain senior officers of Guaranty, but has not attempted independently to investigate or verify such information, and Salomon does not assume responsibility for the accuracy or the completeness of such information. With respect to the projections included in these materials, Salomon has relied solely on estimates from the management of Guaranty. Projections involve elements of subjective judgment and analysis, and there can be no assurance that such projections will be attained. Salomon expresses no opinion as to and assumes no responsibility for the accuracy of such projections or the assumptions underlying them. These materials are being furnished and should be considered only in connection with the opinion being provided by Salomon, and are not to be circulated to, or used or relied upon by, any other persons, without Salomon's prior consent.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Contents

            1.  Background Information                                       1

            2.  Summary Valuation Analysis                                  13

            3.  Discounted Cash Flow Analysis                               16

            4.  Comparable Company Analysis                                 21

            5.  M&A Transaction Analysis: Non-Standard Auto Transactions    24

            6.  Squeeze Out Transaction Analysis: Insurance Industry        29

            7.  Merger Consequences Analysis                                34

                Appendices

                Acquisition of Unisun Insurance                             43

                Selected P&C Industry Merger and Acquisition Transactions   45

                Selected Squeeze Out Transaction Analysis                   49

                GNC:  Ownership Profile                                     53


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Background Information


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


GNC: Price / Volume Performance

Daily Data -- 1/2/97 through 10/28/97

[GRAPHIC OMITTED]

[PLOT POINTS TO COME]

Market Statistics:

Price:                   $33.31

Market Cap.:              501.5

Street Estimates (a)

P / 1997E:                 15.3x

P / 1998E:                 13.8

Management Estimates

P / 1997E:                 14.7x

P / 1998E:                 12.6

P / Book Value:            1.80

E.V. / Stat. Surplus:      2.08


Shares Outstanding:        15.1

Street Estimates (a)

1997E EPS:                $2.18

1998E EPS:                 2.41

Management Estimates

1997E EPS:                 2.26

1998E EPS:                 2.65

Book Value / Share:       18.51

Statutory Surplus:        289.3

N.B. Data at or for the twelve months ended September 30, 1997. Market price as of October 28, 1997.
(a)   Based on mean First Call estimates as of October 22, 1997.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


OC: Price / Volume Performance

Daily Data -- 1/2/97 through 10/28/97

[GRAPHIC OMITTED]

[PLOT POINTS TO COME]

Market Statistics:

Price:                   $44.75

Market Cap.:            1,233.8

Street Estimates (a)

P / 1997E:                 15.1x

P / 1998E:                 13.2

Management Estimates

P / 1997E:                 14.9x

P / 1998E:                 12.7

P / Book Value:            1.80

E.V. / Stat. Surplus:      2.10


Shares Outstanding:        27.6

Street Estimates (a)

1997E EPS:                $2.97

1998E EPS:                 3.40

Management Estimates

1997E EPS:                 3.00

1998E EPS:                 3.51

Book Value / Share:       24.83

Statutory Surplus:        795.1

N.B. Data at or for the twelve months ended September 30, 1997. Market price as of October 28, 1997.
(a)   Based on mean First Call estimates as of October 22, 1997.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


GNC: Stock Price Performance (6/30/97 - 9/16/97)

                                             Guaranty National Corporation
======================================================================================================================
                                     Closing                                                         Closing
  Date         High        Low        Price     Volume            Date         High        Low        Price     Volume
---------    --------    --------    --------  --------        ----------    --------    --------    -------   --------
06/30/97      $24.63      $24.00      $24.00    35,800          08/08/97      $27.69      $27.31      $27.31     8,600
07/01/97       24.56       24.13       24.56     5,800          08/11/97       27.63       27.38       27.63     1,800
07/02/97       24.69       24.31       24.31     4,500          08/12/97       28.00       27.63       27.75     3,100
07/03/97       24.38       24.19       24.31     3,200          08/13/97       27.63       27.50       27.56     2,000
07/07/97       24.63       24.19       24.25     3,500          08/14/97       28.13       27.63       27.88     7,700
07/08/97       24.50       23.94       23.94     3,900   (a)    08/15/97       28.44       27.94       28.44     6,900
07/09/97       23.94       23.56       23.75     4,900          08/18/97       28.50       28.31       28.44     2,500
07/10/97       24.19       23.75       24.19    15,600          08/19/97       28.38       27.88       28.13    19,800
07/11/97       24.13       24.06       24.13     1,000          08/20/97       28.13       27.81       28.13     5,700
07/14/97       23.94       23.38       23.50     7,800          08/21/97       28.25       28.00       28.19     2,500
07/15/97       23.50       23.13       23.38     6,000          08/22/97       28.31       28.25       28.31     1,500
07/16/97       23.31       23.00       23.25     6,800          08/25/97       28.38       28.13       28.13    36,800
07/17/97       23.56       23.25       23.56     1,600          08/26/97       28.56       28.25       28.56     9,400
07/18/97       23.69       23.56       23.56     6,300          08/27/97       28.50       27.63       28.00     4,100
07/21/97       23.75       25.56       23.69     7,000          08/28/97       28.13       27.88       28.13    13,700
07/22/97       23.88       23.75       23.75     6,500          08/29/97       28.38       28.19       28.19     5,900
07/23/97       24.00       23.88       24.00     1,400          09/02/97       29.00       27.94       29.00    15,000
07/24/97       24.63       24.25       24.63     4,500          09/03/97       28.69       28.25       28.50    14,300
07/25/97       25.25       24.75       25.13    20,400   (b)    09/04/97       28.63       26.88       26.88    17,800
07/28/97       25.56       25.38       25.50     4,000          09/05/97       27.50       26.88       27.50     3,400
07/29/97       25.88       25.38       25.38     5,900          09/08/97       28.44       27.50       28.44     7,300
07/30/97       26.06       25.50       26.06     5,800          09/09/97       28.63       28.25       28.63     2,300
07/31/97       26.75       26.31       26.63     5,300          09/10/97       28.88       28.50       28.88    20,900
08/01/97       26.94       26.50       26.75     7,200          09/11/97       29.06       29.00       29.06     1,700
08/06/97       26.75       26.56       26.63     3,800          09/12/97       30.13       29.00       30.00    17,300
08/05/97       26.88       26.69       26.75     9,200          09/15/97       31.00       30.19       31.00    14,000
08/06/97       27.50       26.63       27.38    11,300   (c)    09/16/97       32.50       31.50       32.06    20,300
08/07/97       27.50       27.38       27.44    12,900

---------------------------------------------------------       ------------------------------------------------------


(a) OC initiates dialogue regarding the potential purchase of non-OC held GNC shares.
(b)   GNC reports second quarter earnings.
(c)   S&P assigns 'A' claims paying rating to GNC.


                                           =====================================
                                           Summary Statistics: 6/30/97 - 9/16/97
                                           =====================================
                                           Average Daily Volume            8,695

                                           Mean Price                     $26.60

                                           Median Price                    27.31
                                           =====================================

                                           =====================================
                                           Summary Statistics: 7/25/97 - 9/16/97
                                           =====================================
                                           Average Daily Volume            9,516

                                           Mean Price                     $27.90

                                           Median Price                    28.13
                                           =====================================


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997

GNC: Stock Price Performance (9/17/97 - 10/28/97)

                         Guaranty National Corporation
================================================================================
                                                      Closing
  Date               High              Low             Price           Volume
--------            -------          -------          -------         --------
09/17/97             32.63            32.00            32.50            9,700
09/18/97             35.25            33.25            34.56           81,300(a)
09/19/97             34.88            34.25            34.56           36,200
09/22/97             34.44            34.13            34.25           55,800
09/23/97             34.38            34.25            34.31           57,600
09/24/97             34.31            34.13            34.19            7,800
09/25/97             34.13            33.81            33.81           13,800
09/26/97             33.94            33.81            33.88           18,100
09/29/97             33.94            33.81            33.81           49,600
09/30/97             33.94            33.75            33.94           43,900
10/01/97             33.94            33.88            33.94           12,000
10/02/97             33.88            33.88            33.88            2,800
10/03/97             33.94            33.88            33.88            5,400
10/06/97             34.00            33.81            33.88           24,200
10/07/97             34.13            33.88            33.88           19,600
10/08/97             34.06            33.75            34.00           20,300
10/09/97             33.88            33.38            33.88           13,600
10/10/97             34.00            33.69            34.00            2,500
10/13/97             34.19            33.75            34.19           22,100
10/14/97             34.13            34.00            34.06            3,100
10/15/97             34.06            34.88            33.94            6,400
10/16/97             34.06            34.88            34.06            4,800
10/17/97             34.31            34.06            34.31           11,000
10/20/97             34.31            34.13            34.25            7,500
10/21/97             34.88            34.13            34.69           21,100
10/22/97             34.75            34.19            34.19            5,400
10/23/97             34.69            34.31            34.44            7,100
10/24/97             34.31            34.00            34.00            3,400
10/27/97             34.00            33.50            33.50           25,600
10/28/97             33.50            33.13            33.31           18,800
--------------------------------------------------------------------------------

High                $35.25           $34.88           $34.69           81,300

Median               34.09            33.88            34.00           13,700

Low                  32.63            32.00            32.50            2,500

--------------------------------------------------------------------------------

(a)   OC announces intention to commence tender offer at $34.00 per GNC share

=======================================
Summary Statistics (9/17/97 - 10/28/97)
=======================================

Average Daily Volume             21,394

High                             $34.69

Mean                              33.98

Median                            34.00

Low                               32.50
=======================================


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


GNC/OC:  Relative Price Performance

      Daily Data -- 1/1/97 through 10/28/97

      Price as a Percent of Base Period (%)


                             [PLOT POINTS TO COME]

Source: Salomon Brothers Inc sb69751.wmf

(a) Includes American Financial Group, Mobile America Corp., Penn-America Group, Progressive Corp and Symons International Corp.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Valuation Comparison: Personal Lines

                                                      May 18, 1996                       October 28, 1997
                                         -------------------------------------- -----------------------------------   Change in
Company                           Ticker  Stock Price  P/Book(a)   P/1997E(b)   Stock Price  P/Book(c)   P/1998E(d)  Stock Price
================================================================================================================================
Guaranty National Corporation      GNC       $17.13       1.19x        9.8x       $33.31        1.80x       13.8x        94.5%
Orion Capital Corporation          OC         23.50       1.34         9.0         44.75        1.80        13.2         90.4

Personal Lines

Allstate Corp. (e)                 ALL       $40.00       1.46x        8.9x       $84.25        2.55x       15.0x       110.6%
SAFECO Corp. (e)                   SAFC       34.00       1.10        10.1         47.25        1.37        13.3         39.0
Mercury General Corp. (e)          MCY        23.00       2.23        11.2         41.63        3.28        15.0         81.0
20th Century Industries            TW         17.00       1.43        11.4         23.63        2.68        15.6         39.0
Horace Mann Educators Corp.        HMN        32.00       1.74         9.0         55.50        2.52        13.5         73.4
Commerce Group                     CGI        21.13       1.40         8.0         33.19        1.97        13.8         57.1
Citzens Corp. (e)                  CZC        18.13       0.94         7.6         29.00        1.28        12.1         60.0
Allied Group (e)                   GRP        26.08       1.73         8.9         46.25        2.82        13.6         77.4

Non-Standard Auto

Progressive Corp.                  PGR        47.13       2.38        12.5        109.44        3.83        21.0        132.2
American Financial Group (e)       AFG        29.75       1.29         7.9         36.06        1.31        10.4         21.2
Integon Corp.                      IN         18.50       1.84         8.6         25.50        2.35        21.6         37.8
Penn-America Group                 PAGI        8.75       1.60         5.3         19.13        1.92        15.1        118.6
Omni (e)                           OMGR        8.75       1.04         8.8         30.69        3.18        26.5        250.7
Mobile America (e)                 MAME        8.89       2.04         8.2         13.25        2.56         8.9         49.1

S&P 500                            SPX       652.09       --          16.2        883.37        --          19.4         35.5

Median (f)                                     --         1.53x       8.9x          --          2.54x       13.7x        66.7%

Mean (f)                                       --         1.59x       9.0x          --          2.34x       13.9x        71.5%

GNC/Median                                     --         77.7%     110.7%          --          71.0%      100.6%         --

GNC/Mean                                       --         75.0%     108.6%          --          76.9%       99.1%         --
--------------------------------------------------------------------------------------------------------------------------------

N.B.  Historical prices adjusted for stock splits and stock dividends.
(a)   Book value as of March 31, 1996.
(b)   Based on median IBES estimates as of May 16, 1996.
(c)   Book value as of September 30, 1997, except as noted.
(d)   Based on mean First Call estimates as of October 22,1997.
(e)   Book value as of June 30, 1997.
(f)   October 28, 1997 figures exclude Integon and Omni.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Market Price Comparison: Specialty Commercial

                                                      May 18, 1996                       October 28, 1997
                                         -------------------------------------- -----------------------------------   Change in
Company                           Ticker  Stock Price  P/Book(a)   P/1997E(b)   Stock Price  P/Book(c)   P/1998E(d)  Stock Price
================================================================================================================================
Guaranty National Corporation      GNC      $17.13        1.19x        9.8x       $33.31         1.80x      13.8x        94.5%
Orion Capital Corporation          OC        23.50        1.34         9.0         44.75         1.80       13.2         90.4

Specialty Commercial

Berkley, W.R.                      BKLY     $28.67        1.22x       10.0x       $39.25         1.42x      12.0x        36.9%
Frontier Insurance Group (e)       FTR       15.39        0.95         7.5         33.94         3.38       15.0        120.5
Markel Corp.                       MKL       84.00        1.96        12.8        148.50         2.39       18.9         76.8
Executive Risk (e)                 ER        30.75        2.63        11.3         68.44         3.83       18.2        122.6
Acceptance Insurance               AIF       16.88        1.40         8.0         24.50         1.52        9.6         45.2
RLI Corporation                    RLI       23.50        1.06         7.3         41.31         1.37       12.2         75.8
Baldwin & Lyons Inc.               BWINB     16.25        0.93        13.5         20.38         0.98       18.9         25.4

S&P 500                            SPX      652.09                    16.2         883.37                   19.4         35.5

Median                                        --          1.22x       10.0x         --          1.52x       15.0x        75.8%

Mean                                          --          1.45x       10.lx         --          2.13x       15.0x        71.9%

GNC/Median                                    --          97.9%       98.0%         --         118.6%       92.5%         --

GNC/Mean                                      --          82.0%       97.4%         --          84.6%       92.4%         --
--------------------------------------------------------------------------------------------------------------------------------

N.B.  Historical prices adjusted for stock splits and stock dividends.
(a)   Book value as of March 31, 1996.
(b)   Based on median IBES estimates as of May 16, 1996.
(c)   Book value as of June 30, 1997, unless otherwise noted.
(d)   Based on mean First Call estimates as of September 30, 1997.
(e)   Book value as of June 30, 1997.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


GNC: Summary of Earnings Estimates

                                                             First Call (a)                               I/B/E/S (b)
                                ------------------------------------------------------------    ----------------------------------
                                             Current                        Previous
                                ----------------------------------    ----------------------
                                                              Last                                                            Last
Source                             1997        1998      Confirmed       1997        1998          1997        1998      Confirmed
==============================  ==========  ==========  ==========    ==========  ==========    ==========  ==========  ==========
ABN Amro Chicago Corp.             $2.20       $2.50      09/19/97       $1.90       $2.20         $2.20       $2.50      09/19/97

Branch Research                      --           --          --          --          --            2.00        2.30      09/03/97

Conning & Co.                       2.25        2.55      07/29/97        1.95        2.20          2.25        2.55      07/29/97

Dowling & Partners                  2.15        2.40      09/17/97        1.90        2.10          2.15        2.40      09/17/97

Fox-Pitt                            2.13        2.20      08/15/97        1.90        2.10          2.13        2.20      08/15/97
==============================  ==========  ==========  ==========    ==========  ==========    ==========  ==========  ==========
Median                             $2.18       $2.45          --         $1.90       $2.15         $2.15       $2.40          --

Mean                                2.18        2.41          --          1.91        2.15          2.15        2.39          --

Original Management Estimates       2.27        2.61          --          --          --            2.27        2.61          --

Revised Management Estimates        2.26        2.65          --          --          --            2.26        2.65          --
----------------------------------------------------------------------------------------------------------------------------------

(a)   First Call estimates as of October 23, 1997.
(b)   I/B/E/S estimates as of October 16, 1997.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


OC: Summary of Earnings Estimates

                                  First Call (a)             I/B/E/S (b)
                            ------------------------   ------------------------
Source                         1997          1998         1997          1998
=========================   ==========    ==========   ==========    ==========

ABN Amro Chicago Corp.        $2.90         $3.30        $3.00         $3.35

Branch Research                  --            --         3.10          3.50

Conning & Co.                  3.00            --         3.00          3.50

Dowling & Partners             3.00          3.40         3.00          3.40

Fox-Pitt                       2.96          3.32         2.96          3.32

Hoefer & Arnett                3.03          3.54         3.03          3.54

Legg Mason                     2.95          3.35         2.95          3.35

Lehman Brothers                3.00          3.50         3.00          3.50

Merrill Lynch                  2.95          3.35         2.95          3.35

Offutt Securities              2.95          3.40         2.95          3.40

Philo Smith                    2.95          3.40         2.95          3.40

Stephens Inc.                  3.00          3.40         3.00          3.40
=========================   ==========    ==========   ==========    ==========

Median                        $2.96         $3.40        $3.00         $3.40

Mean                           2.97          3.40         2.99          3.42

Management Estimates           3.00          3.51         3.00          3.51
-------------------------------------------------------------------------------

(a)   First Call estimates as of October 23, 1997.
(b)   I/B/E/S estimates as of October 16, 1997


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


GNC: Summary Historical Financial Performance

-----------------------------------------------------------------------------------------------------------------------------------
Selected Historical Financial Data
===================================================================================================================================
                                                                                              At or for the nine months
                                               At or for the year ended December 31,              ended September 30,
                                   --------------------------------------------------------   -------------------------   1992-1996
                                       1992        1993        1994        1995        1996         1996          1997         CAGR
================================   ========    ========    ========    ========    ========   ==========     ==========  ==========
Personal Lines

Gross Premiums Written              $105.0      $105.9      $131.1      $197.1      $257.4       $192.6        $250.4         25.1%
% Change                                --         0.8%       23.8%       50.4%       30.6%          --          30.0%          --
Combined Ratio                        96.4%       93.6%       96.5%      104.9%       97.6%        98.5%         95.1%          --

Commercial Lines

Gross Premiums Written              $137.2      $187.0      $195.0      $200.2      $201.5       $156.3        $134.9         10.1%
% Change                               ---        36.3%        4.3%        2.7%        0.7%          --         (13.7)%         --
Combined Ratio                        99.5%      104.6        98.6       108.5       105.5        104.2%        105.0           --

Consolidated

Net Premiums Written                $239.8      $284.0      $322.9      $397.9      $491.2       $368.7        $423.7         19.6%
% Change                                --        18.5%       13.7%       23.2%       23.5%          --          14.9%          --
Revenues                            $245.5      $286.2      $348.2      $424.3      $529.5       $390.7        $443.4         21.2
% Change                                --        16.6%       21.7%       21.8%       24.8%          --          13.5%          --
Net Operating Earnings (a)           $18.5       $15.7       $20.3        $6.4  (b)  $21.2        $16.7         $24.6          3.4

Operating EPS                        $1.49       $1.25       $1.67       $0.48       $1.59        $1.12         $1.62          1.7
% Change                                --       (15.7)%      33.4%      (71.1)%     230.0%          --          45.3%          --
Net EPS                              $1.62       $1.63       $1.86       $0.67       $1.84        $1.24         $1.98          3.2
% Change                                --         0.6%       14.1%      (64.0)%     174.6%          --          59.7%          --

Loss Ratio                            65.7%       67.4%       66.3%       75.3%       70.1%        69.4%         69.9%          --
Expense Ratio                         32.0        32.2        31.2        30.0        30.0         30.0          28.0           --
Combined Ratio                        97.7        99.6        97.5       105.3       100.1         99.4          97.9           --
-----------------------------------------------------------------------------------------------------------------------------------

N.B.  Combined ratios are based on GAAP data.
(a)   Represents net earnings excluding after-tax realized gains.
(b) Realized capital gains tax effected by the 1994 effective tax rate as a result of income tax benefit in 1995.


                                                                              11
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


GNC/OC:  Shareholder Agreement Summary

            The following amendments were made to the shareholder agreement between GNC and OC on June 18, 1996, after OC increased its ownership in GNC from 49.5% to 80.3%:

      o OC will not purchase additional shares of GNC prior to July 1, 1999, if after such purchase OC would own more than 81% of GNC unless:

            an offer is made for all the shares of GNC not held by OC; and,

            this offer is accepted by the majority of the non-OC shareholders.

      o If an offer is made prior to July 1, 1999, OC must offer a purchase price of at least $18.50 per share.

      o OC will support a policy of the GNC Board of Directors that any repurchase of shares of GNC, prior to July 1, 1999, should be approved by the majority of the non-OC Directors of GNC.

      o If at any time during the five year period after July 1, 1996 OC wishes to sell as a block 90% or more of their shareholdings, or propose a merger or consolidation involving GNC, they will not do so unless:

            in the case of a sale 90% or more of their shareholdings, the purchaser offers to purchase the non-OC held shares of GNC for equivalent value; and,

            in the case of merger or consolidation all shares are exchanged for equivalent value.


                                                                              12
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Summary Valuation Analysis


                                                                              13
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Summary Valuation Analysis

                                                                           ------------------
                                                                           GNC Current Market
                                                                              Price: $33.31
                                                                           ------------------
Valuation Methodology                         24.00   26.00   28.00   30.00   32.00   34.00   36.00   38.00   40.00   42.00  $44.00
---------------------                       ----------------------------------------------------------------------------------------
Discounted Cash Flow Analysis
                                                                                       -----------------------------
  Terminal Value in 2000(a)                                                                     $33.79-$40.68
                                                                                       -----------------------------
                                                                                     ------------------------------------
  Terminal Value in 2002(a)                                                                       $33.48-$41.79
                                                                                     ------------------------------------
                                                                                       --------------------------------
  Dividend Discount Model: TV in 2000(b)                                                         $33.71-$40.83
                                                                                       --------------------------------
                                                                                                  ----------------------------------
  Dividend Discount Model: TV in 2002(c)                                                                       $36.08-45.15
                                                                                                  ----------------------------------
Comparable Company Analysis - Personal                                              ------------------------------------------------
 Lines (c)                                                                                              $32.88-47.24
                                                                                    ------------------------------------------------
Selected M&A Transactions: Property                    ------------------------------------------------------
 and Casualty (d)                                                            $25.66-$39-22
                                                       ------------------------------------------------------
                                                                                                             -------------
Insurance Squeeze-Out Transactions(e)                                                                        $39.48-$40.74
                                                                                                             -------------
                                                                                                               -------------
Squeeze-Out Transactions(f)                                                                                    $40.12-$40.47
                                                                                                               -------------

Implied Valuation Multiples                   24.00   26.00   28.00   30.00   32.00   34.00   36.00   38.00   40.00   42.00  $44.00
------------------------------------------------------------------------------------------------------------------------------------
Price / 1998E EPS(g)                          10.0 x  10.8 x  11.6 x  12.4 x  13.3 x  14.1 x  14.9 x  15.8 x  16.6 x  17.4 x  18.3 x
Price / 1998E EPS (Management)(h)              9.1     9.8    10.6    11.3    12.1    12.8    13.6    14.3    15.1    15.8    16.6
Price / Book Value(i)                         1.30    1.40    1.51    1.62    1.73    1.84    1.94    2.05    2.16    2.27    2.38
Enterprise Value / Statutory Surplus(j)       1.60    1.70    1.81    1.91    2.02    2.12    2.22    2.33    2.43    2.54    2.64
------------------------------------------------------------------------------------------------------------------------------------

(a) Based on a discount rate range of 11.0% - 13.0% and terminal value multiple of 13.0x - 15.0x final year earnings.
(b) Assumes constant dividend payout. Based on a discount rate range of 11.0% - 13.0% and a terminal value multiple of 13.0x - 15.0x final year earnings.
(c) Based on median price/book value, price/1997E and price/1998E multiples for comparable personal lines companies.
(d) Based on median price/net operating income, price/forward earnings and price/book value multiples.
(e) Based on median premium offered for selected insurance squeeze-out transactions. Assumes a market price per GNC share of $33.31 as of October 28, 1997.
(f) Based on median premium offered for selected squeeze-out transactions. Assumes a market price per GNC share of $33.31 as of October 28, 1997.
(g)  Based on mean First Call estimate of $2.41 as of September 30, 1997.
(h)  Based on management estimate of $2.65 provided on July 29, 1997.
(i)  Based on Book value per share of $18.51 at September 30, 1997.
(j)  Based on Statutory surplus of $289.3 million at September 30, 1997.


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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Transaction Multiples Analysis

Dollars in millions, except per share data

                                                                                            Purchase Price per GNC Share:
                                                                 Market Price  -----------------------------------------------------
Transaction Valuation Multiples:                   Benchmark (a)    $33.31      $35.00     $36.00     $37.00     $38.00     $39.00
------------------------------------------------   ------------  ------------  ---------  ---------  ---------  ---------  ---------
Market Capitalization (b)                               --         $ 501.5     $ 526.9    $ 542.0    $ 557.0    $ 572.1    $ 587.1
  Debt Assumed                                          --           101.1       101.1      101.1      101.1      101.1      101.1
------------------------------------------------   ------------  ------------  ---------  ---------  ---------  ---------  ---------
Enterprise Value                                        --           602.6       628.0      643.1      658.1      673.2      688.2

Premium Over:
Closing Stock Price (c)                            $ 33.31              --         5.1%       8.1%      11.1%      14.1%      17.1%
52-Week High                                         35.25            (5.5)%      (0.7)       2.1        5.0        7.8       10.6
52-Week Low                                          15.38           116.7       127.6      134.1      140.7      147.2      153.7
Price / 1996A Operating Earnings                      1.59            21.0 x      22.0 x     22.6 x     23.3 x     23.9 x     24.5 x
Price / LTM Operating Earnings                        2.09            15.9        16.7       17.2       17.7       18.2       18.7
Price / 1997E Revised Earnings (d)                    2.18            15.3        16.1       16.5       17.0       17.4       17.9
Price / 1998E Revised Earnings (d)                    2.41            13.8        14.5       14.9       15.4       15.8       16.2
Price / 1997E Earnings (Management Estimates) (e)     2.27            14.7        15.4       15.9       16.3       16.7       17.2
Price / 1998E Earnings (Management Estimates) (e)     2.61            12.8        13.4       13.8       14.2       14.6       14.9
Price / 1998E Earnings (Revised Management
  Estimates) (f)                                      2.65            12.6        13.2       13.6       14.0       14.3       14.7
Price / 1998E Earnings (Pro Forma for
  Acquisition of Unisun) (f)                          2.73            12.2        12.8       13.2       13.6       13.9       14.3
Price / Book Value per Share (Reflects FAS 115)      18.51            1.80        1.89       1.94       2.00       2.05       2.11
Price / Book Value per Share (Excl. FAS 115)         16.39            2.03        2.14       2.20       2.26       2.32       2.38
Enterprise Value / Statutory Surplus                 289.3            2.08        2.17       2.22       2.27       2.33       2.38
------------------------------------------------------------------------------------------------------------------------------------
Non-Standard Auto Comparables (g)

Price / 1997E Earnings                                  --              --          --       14.9 x       --         --         --
Price / 1998E Earnings                                  --              --          --       12.6         --         --         --
Price / Book Value per Share                            --              --          --       2.50         --         --         --
------------------------------------------------------------------------------------------------------------------------------------

(a)  Financial data at or for the twelve months ended September 30, 1997.
(b)  Assumes 15.1 million shares outstanding.
(c)  Based on share price as of October 28, 1997.
(d)  Based on mean First Call estimates as of October 23, 1997.
(e)  As provided by management on July 29, 1997. Excludes realized gain.
(f)  As provided by management on September 24, 1997. Excludes realized gain.
(g) Represents mean of Progressive Group, American Financial Group, Symons International Group, Penn-America Group and Mobile America.


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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Discounted Cash Flow Analysis



                                                                              16
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Discounted Cash Flow Analysis: TV of 2000 Earnings
Dollars m millions, except per share amounts

                                                       For the year ended December 31,
                                                       -------------------------------
                                                       1997     1998     1999     2000
=======================================================================================
GAAP Operating Earnings                              $ 33.9   $ 39.6   $ 42.3   $ 53.4
 Shares Outstanding (millions)                         15.0     15.0     15.2     15.3
GAAP Primary Earnings per Share                        2.26     2.65     2.78     3.49
GAAP Book Value per Share                             19.07    20.05    21.31    24.91
ROE                                                    11.8%    13.2%    13.1%    14.0%
Distributable Free Cash Flow to Common Stockholders      --   $ 26.1   $ 18.6   $ (3.5)
Distributable Free Cash Flow per Common Share            --     1.73     1.24    (0.23)
---------------------------------------------------------------------------------------

                              Valuation Summary
               Terminal Value Multiple of 2000 GAAP Earnings Discount ---------------------------------------------------
   Rate      12.0 x     13.0 x     14.0 x     15.0 x     16.0 x
===============================================================
    9.0%    $ 34.80    $ 37.49    $ 40.19    $ 42.89    $ 45.58
              523.3      563.9      604.4      644.9      685.5

   11.0     $ 33.03    $ 35.58    $ 38.13    $ 40.68    $ 43.24
              496.6      535.0      573.4      611.8      650.2

   13.0     $ 31.37    $ 33.79    $ 36.21    $ 38.63    $ 41.05
              471.8      508.2      544.6      581.0      617.3


                              Valuation Summary
              Terminal Value Multiple of 2000 GAAP Book Value Discount ---------------------------------------------------
   Rate      1.50 x     1.75 x     2.00 x     2.25 x     2.50 x
===============================================================
    9.0%    $ 31.31    $ 36.12    $ 40.93    $ 45.74    $ 50.55
              470.8      543.2      615.5      687.8      760.2

   11.0     $ 29.72    $ 34.27    $ 38.83    $ 43.38    $ 47.94
              447.0      515.4      583.9      652.4      720.9

   13.0     $ 28.24    $ 32.56    $ 36.87    $ 41.19    $ 45.51
              424.7      489.6      554.5      619.5      684.4


N.B. Assumes transaction date of January 1, 1998. Value below share price represents aggregate consideration.


                                                                              17
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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Discounted Cash Flow Analysis: TV of 2002 Earnings
Dollars in millions, except per share amounts

                                                                 For the year ended December 31,
                                                     ------------------------------------------------------
                                                       1997     1998     1999     2000      2001      2002
===========================================================================================================
GAAP Operating Earnings                              $ 33.9   $ 39.6   $ 42.3   $ 53.4    $ 60.0    $ 68.9
 Shares Outstanding (millions)                         15.0     15.0     15.2     15.3      15.3      15.3
GAAP Operating Earnings per Share                      2.26     2.65     2.78     3.49      3.92      4.50
GAAP Book Value per Share                             19.07    20.05    21.31    24.91     29.31     34.45
ROE                                                    11.8%    13.2%    13.1%    14.0%     13.4%     13.1%
Distributable Free Cash Flow to Common Stockholders      --   $ 26.1   $ 18.6   $ (3.5)   $ (6.8)   $ (9.4)
Distributable Free Cash Flow per Common Share            --     1.73     1.24    (0.23)    (0.45)    (0.63)


                              Valuation Summary
               Terminal Value Multiple of 2002 GAAP Earnings Discount ---------------------------------------------------
   Rate      12.0 x     13.0 x     14.0 x     15.0 x     16.0 x
===============================================================
    9.0%    $ 36.83    $ 39.75    $ 42.68    $ 45.60    $ 48.53
              553.8      597.8      641.8      685.8      729.8

   11.0     $ 33.78    $ 36.45    $ 39.12    $ 41.79    $ 44.46
              508.0      548.1      588.3      628.5      668.6

   13.0     $ 31.04    $ 33.48    $ 35.92    $ 38.37    $ 40.81
              466.8      503.5      540.2      577.0      613.7


                              Valuation Summary
              Terminal Value Multiple of 2002 GAAP Book Value Discount ---------------------------------------------------
   Rate      1.50 x     1.75 x     2.00 x     2.25 x     2.50 x
===============================================================
    9.0%    $ 35.31    $ 40.90    $ 46.50    $ 52.10    $ 57.70
              531.0      615.1      699.3      783.5      867.7

   11.0     $ 32.39    $ 37.50    $ 42.61    $ 47.72    $ 52.83
              487.1      564.0      640.8      717.7      794.5

   13.0     $ 29.77    $ 34.44    $ 39.12    $ 43.79    $ 48.47
              447.7      518.0      588.3      658.6      728.9


N.B. Assumes transaction date of January 1, 1998. Value below share price represents aggregate consideration.


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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Dividend Discount Model: TV of 2000 Earnings

                                                       For the year ended December 31,
                                                       -------------------------------
                                                       1997     1998     1999     2000
=======================================================================================
GAAP Operating Earnings                              $ 33.9   $ 39.6   $ 43.4   $ 55.2
 Shares Outstanding (millions) (a)                     15.0     15.0     15.2     15.3
GAAP Operating Earnings per Share                    $ 2.26   $ 2.65   $ 2.85   $ 3.61
GAAP Net Earnings per Share                            2.46     2.91     3.11     3.87
GAAP Book Value (b)                                   285.4    321.4    361.1    412.6
ROE                                                    11.9%    12.3%    12.0%    13.4%
GAAP Book Value per Share                             19.03    21.49    23.76    26.97
Dividends                                               7.5      7.5      7.6      7.7
Dividends Per Share                                    0.50     0.50     0.50     0.50
---------------------------------------------------------------------------------------

N.B. Based on management estimates provided on September 24, 1997.
(a)  Assumes shares outstanding remains constant after 1998.
(b)  Based on a beginning book value of $278.7 million at September 30, 1997.


                              Valuation Summary
               Terminal Value Multiple of 2000 GAAP Earnings Discount ---------------------------------------------------
   Rate      12.0 x     13.0 x     14.0 x     15.0 x     16.0 x
===============================================================
    9.0%    $ 34.73    $ 37.51    $ 40.30    $ 43.09    $ 45.88
              520.9      562.7      604.5      646.4      688.2

   11.0     $ 32.91    $ 35.55    $ 38.19    $ 40.83    $ 43.47
              493.6      533.2      572.8      612.4      652.0

   13.0     $ 31.21    $ 33.71    $ 36.22    $ 38.72    $ 41.22
              468.2      505.7      543.3      580.8      618.3


                              Valuation Summary
              Terminal Value Multiple of 2000 GAAP Book Value Discount ---------------------------------------------------
   Rate      1.50 x     1.75 x     2.00 x     2.25 x     2.50 x
===============================================================
    9.0%    $ 32.50    $ 37.71    $ 42.91    $ 48.12    $ 53.33
              487.5      565.6      643.7      721.8      799.9

   11.0     $ 30.80    $ 35.73    $ 40.66    $ 45.59    $ 50.52
              462.0      535.9      609.9      683.8      757.8

   13.0     $ 29.22    $ 33.89    $ 38.56    $ 43.23    $ 47.91
              438.2      508.3      578.4      648.5      718.6

N.B. Value below share amounts represents aggregate consideration.


                                                                              19
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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Dividend Discount Model: TV of 2002 Earnings

                                                                 For the year ended December 31,
                                                     ------------------------------------------------------
                                                       1997     1998     1999     2000      2001      2002
===========================================================================================================
GAAP Operating Earnings                              $ 33.9   $ 39.6   $ 43.4   $ 55.2    $ 64.1    $ 74.4
 Shares Outstanding (millions) (a)                     15.0     15.0     15.2     15.3      15.3      15.3
GAAP Operating Earnings per Share                    $ 2.26   $ 2.65   $ 2.85   $ 3.61    $ 4.19    $ 4.86
GAAP Net Earnings per Share                            2.46     2.91     3.11     3.87      4.49      5.21
GAAP Book Value (b)                                   285.4    321.4    361.1    412.6     473.6     545.7
ROE                                                    11.9%    12.3%    12.0%    13.4%     13.5%     13.6%
GAAP Book Value per Share                             19.03    21.49    23.76    26.97     30.96     35.66
Dividends                                               7.5      7.5      7.6      7.7       7.7       7.7
Dividends Per Share                                    0.50     0.50     0.50     0.50      0.50      0.50
-----------------------------------------------------------------------------------------------------------

N.B. Based on management estimates provided on September 24, 1997. Assumes a constant dividend and earnings growth of 16.1% in 2001 and 2002 based on 1997-2000 CAGR.
(a)  Assumes shares outstanding remains constant after 1998.
(b)  Based on a beginning book value of $278.7 million at September 30, 1997.


                              Valuation Summary
               Terminal Value Multiple of 2002 GAAP Earnings Discount ---------------------------------------------------
   Rate      12.0 x     13.0 x     14.0 x     15.0 x     16.0 x
===============================================================
    9.0%    $ 39.89    $ 43.05    $ 46.21    $ 49.37    $ 52.53
              598.3      645.7      693.2      740.6      788.0
   11.0     $ 36.49    $ 39.38    $ 42.27    $ 45.15    $ 48.04
              547.4      590.7      634.0      677.3      720.6
   13.0     $ 33.44    $ 36.08    $ 38.72    $ 41.37    $ 44.01
              501.7      541.3      580.9      620.5      660.1


                              Valuation Summary
              Terminal Value Multiple of 2002 GAAP Book Value Discount ---------------------------------------------------
   Rate      1.50 x     1.75 x     2.00 x     2.25 x     2.50 x
===============================================================
    9.0%    $ 36.71    $ 42.51    $ 48.30    $ 54.10    $ 59.89
              550.7      637.6      724.5      811.5      898.4
   11.0     $ 33.59    $ 38.89    $ 44.18    $ 49.47    $ 54.76
              503.9      583.3      662.7      742.0      821.4
   13.0     $ 30.79    $ 35.63    $ 40.47    $ 45.31    $ 50.15
              461.9      534.5      607.1      679.7      752.3

N.B.: Value below share amounts represents aggregate consideration.


                                                                              20
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997

Comparable Company Analysis


                                                                              21
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Comparable Company Analysis: Personal Lines


                                     Closing                               52 Week           Current
                                      Price     Market   Enterprise  -------------------     as % of    Dividend
Company                             10/28/97     Cap.       Value      High       Low          High       Yield
------------------------------------------------------------------------------------------------------------------
Guaranty National Corporation      $   33.31  $   501.5  $   602.6  $   35.25  $   15.38       94.5%       1.50%
Guaranty National Corporation (e)
Orion Capital Corporation              44.75    1,233.8    1,669.2      51.00      26.75       87.7        1.43
Orion Capital Corporation (e)

Personal Lines
Allstate Corp. (n)                 $   84.25  $36,541.5  $37,952.5  $   86.00  $   54.00       98.0%       1.50%
SAFECO Corp. (n)                       47.25    5,969.7    7,310.9      55.38      36.50       85.3        2.71
Mercury General Corp. (h)(n)           41.63    2,293.2    2,368.2      48.13      24.31       86.5        1.39
20th Century Industries (h)(i)         23.63    1,936.3    2,111.3      26.25      14.63       90.0        0.85
Horace Mann Educators Corp.            55.50    1,251.6    1,351.2      59.44      33.63       93.4        0.97
Commerce Group (h)                     33.19    1,196.3    1,196.3      36.00      21.38       92.2        3.13
Citizens Corp. (h)(n)                  29.00    1,022.8    1,022.8      31.56      20.13       91.9        0.69
Allied Group (h)(n)                    46.25      937.7      985.0      53.63      27.00       86.2        1.47

Mean                                      --  $ 6,393.6  $ 6,787.3         --         --       90.4%       1.59%
Median                                    --    1,594.0    1,731.3         --         --       90.9        1.43

Non-Standard Auto
Progressive Corp. (h)                 109.44    7,901.4    8,515.0     116.75      61.50       93.7        0.22
American Financial Group (n)           36.06    2,125.3    2,595.3      49.25      32.38       73.2        2.77
Symons International Group (n)         20.00      209.0      218.0      24.00      12.38       83.3        0.00
Penn-America Group                     19.13      189.0      233.9      21.75      10.31       87.9        0.84
Omni (h)(j)(n)                         30.69      175.1      180.8      31.00       8.88       99.0        0.00
Mobile America (h)(n)                  13.25       94.7      106.7      14.75       7.63       89.8        2.64

Mean (k)                                  --  $ 2,103.9  $ 2,333.8         --         --       85.6%       1.62%
Median (k)                                --      209.0      233.9         --         --       87.9        1.74

-------------------------------------------                                    -----------------------------------
           GNC Financial Data (d)                                              For all companies:
-------------------------------------------                                      High (c)      98.0%       3.13%
NPW                                $  546.2                                      Mean (c)      88.6        1.60
Statutory Surplus                     289.3                                    Median (c)      89.8        1.43
1997E EPS (a)                          2.18                                       Low (c)      73.2        0.22
1998E EPS (a)                          2.41                                    -----------------------------------
1997E EPS (e)                          2.26                                    -----------------------------------
1998E EPS (e)                          2.65                                    Implied Equity Value per GNC Share:
Book Value per GNC Share              18.51                                          High
Number of Shares                       15.1                                          Mean
Total Debt                            101.1                                        Median
-------------------------------------------                                           Low
                                                                               -----------------------------------
                                                                               -----------------------------------
                                                                               Implied Equity Value per GNC Share
                                                                                 (Management Estimates):

                                                                                     High
                                                                                     Mean
                                                                                   Median
                                                                                      Low
                                                                               -----------------------------------


                                       Price as a Multiple of:     E.V. as a multiple of:
                                    -----------------------------  ----------------------   EPS        IBES
                                     Book        1997E      1998E   Net Prem.  Statutory   Growth     5-year
Company                              Value      EPS (a)    EPS (a)   Written   Surplus (b)  97-98     Growth
----------------------------------------------------------------------------------------------------------------
Guaranty National Corporation        1.80 x     15.3 x     13.8 x     1.10 x     2.08 x     10.6%       14.0%
Guaranty National Corporation (e)               14.7       12.6                             17.3        17.8 (f)
Orion Capital Corporation            1.80       15.1       13.2       1.22       2.10 (g)   14.5        14.0
Orion Capital Corporation (e)                   14.9       12.7                             17.0        12.5 (f)

Personal Lines
Allstate Corp. (n)                   2.55 x     16.2 x     15.0 x     1.93 x     3.08 x      8.5%       12.0%
SAFECO Corp. (n)                     1.37       15.3       13.3       3.07       3.38       15.6        10.0
Mercury General Corp. (h)(n)         3.28       16.8       15.0       2.98       3.98       11.9        15.0
20th Century Industries (h)(i)       2.68       16.5       15.6       2.68       4.84        5.6          NA
Horace Mann Educators Corp.          2.52       15.5       13.5       1.81       3.34       14.5        14.0
Commerce Group (h)                   1.97       15.4       13.8       1.63       2.57       11.1        13.0
Citizens Corp. (h)(n)                1.28       13.7       12.1       1.22       1.64       13.3        10.0
Allied Group (h)(n)                  2.82       15.6       13.6       2.02       3.45       14.1        12.0

Mean                                 2.31 x     15.6 x     14.0 x     2.17 x     3.28 x     11.8%       12.3%
Median                               2.54       15.5       13.7       1.97       3.36       12.6        12.0

Non-Standard Auto
Progressive Corp. (h)                3.83       24.1       21.0       1.97       6.59       14.8        15.0
American Financial Group (n)         1.31       11.2       10.4       0.92       1.56        7.4        12.0
Symons International Group (n)       2.91       11.2        7.8       0.84       2.08       44.1        20.0
Penn-America Group                   1.92       17.9       15.1       2.51       2.89       18.7        20.0
Omni (h)(j)(n)                       3.18       29.5       26.5       1.77       4.91       11.5        14.0
Mobile America (h)(n)                2.56       10.4        8.9       3.21       4.57       16.4          NA

Mean (k)                             2.50 x     14.9 x     12.6 x     1.89 x     3.54 x     20.3%       16.8%
Median (k)                           2.56       11.2       10.4       1.97       2.89       16.4        17.5

-------------------------------------------------------------------------------------------------------------
For all companies:
  High (c)                           3.83 x     24.1 x     21.0 x     3.21 x     6.59 x     44.1%       20.0%
  Mean (c)                           2.38       15.4       13.5       2.06       3.38       15.1        13.9
Median (c)                           2.55       15.5       13.6       1.97       3.34       14.1        13.0
   Low (c)                           1.28       10.4        7.8       0.84       1.56        5.6        10.0
-------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Implied Equity Value per GNC Share:
      High                         $70.86      $52.55    $50.62    $109.93    $119.89
      Mean                          44.11       33.49     32.47      68.01      58.27
    Median                          47.24       33.80     32.88      64.68      57.46
       Low                          23.63       22.57     18.68      23.70      23.35
-------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Implied Equity Value per GNC Share (Management Estimates):

      High                            --       $54.48    $55.66        --         --
      Mean                            --        34.72     35.70        --         --
    Median                            --        35.04     36.15        --         --
       Low                            --        23.39     20.54        --         --
-------------------------------------------------------------------------------------

----------

N.B. Financial data at or for the twelve months ended September 30, 1997, except as noted.
(a)   Based on mean First Call estimate as of October 22, 1997.
(b)   Statutory Surplus as of December 31, 1996, except as noted.
(c)   Excludes GNC, OC and Omni.
(d)   Financial data at or for the twelve months ended September 30, 1997.
(e) Based on revised management estimates provided on September 24, 1997 for GNC and August 5, 1997 for OC.
(f) Based on company net income projections from 1997-2000 for GNC and 1997-2001 for OC.
(g)   Based on statutory surplus of $795.1 million as of September 30, 1997.
(h)   Net premiums written for the year ended December 31, 1996.
(i) Market Cap. and Book Value on a fully diluted basis based on average fully diluted shares outstanding for the three months ended September 30, 1997 of 82.0 million shares.
(j) Hartford Financial Services Group agreed to acquire Omni Insurance Group on October 16, 1997.
(k)   Excludes Omni.
(l) Represents percentage of non-standard auto net premiums written for the year ended December 31, 1996,
(m) Represents personal lines gross written premiums as a percentage of total gross written premiums.
(n)   Financial data at or for the twelve months ended June 30, 1997.


                                                                              22
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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Comparable Company Analysis: Specialty Commercial


                                     Closing                               52 Week           Current
                                      Price     Market   Enterprise  -------------------     as % of    Dividend
Company                             10/28/97     Cap.       Value      High       Low          High       Yield
------------------------------------------------------------------------------------------------------------------
Guaranty National Corporation      $  33.31   $   501.5  $   602.6  $   35.25  $   15.38       94.5%       1.50%
Guaranty National Corporation (d)

Orion Capital Corporation             44.75     1,233.8    1,669.2      51.00      26.75       87.7        1.43
Orion Capital Corporation (d)

Berkley, W.R                       $  39.25   $ 1,159.2  $ 1,794.7  $   46.38  $   28.75       84.6%       1.12%
Frontier Insurance Group (f)          33.94     1,000.3    1,167.3      39.25      18.13       86.5        0.83
Markel Corp.                         148.50       816.2    1,065.9     161.13      83.00       92.2          NA
Executive Risk (f)                    68.44       654.9      779.9      72.75      33.88       94.1        0.12
Acceptance Insurance                  24.50       375.2      444.2      28.63      17.75       85.6          NA
RLI Corporation                       41.31       369.5      415.5      46.25      27.25       89.3        1.45
Baldwin & Lyons Inc.                  20.38       283.7      283.7      22.63      17.38       90.1        1.96


                                                                               High (b)        94.1%       1.96%
                                                                             Median (b)        89.3        1.12
                                                                               Mean (b)        88.9        1.10
                                                                                Low (b)        84.6        0.12
------------------------------------------
           GNC Financial Data (c)
------------------------------------------
NPW                                $ 546.2
Statutory Surplus                    289.3
1997E EPS (a)                         2.18
1998E EPS (a)                         2.41
1997E EPS (d)                         2.26
1998E EPS (d)                         2.65
Book Value per GNC Share             18.51
Number of Shares                      15.1
------------------------------------------


                                      Price as a Multiple of:
                                   -----------------------------    EPS        IBES
                                    Book        1997E      1998E   Growth     5-year
Company                             Value      EPS (a)    EPS (a)   97-98     Growth
----------------------------------------------------------------------------------------
Guaranty National Corporation       1.80 x     15.3 x     13.8 x     10.6%      14.0%
Guaranty National Corporation (d)              14.7       12.6       17.3       17.8 (e)

Orion Capital Corporation           1.80       15.1 x     13.2 x     14.5%      14.0%
Orion Capital Corporation (d)                  14.5       12.7       17.0       12.5 (e)

Berkley, W.R                        1.42 x     13.9 x     12.0 x     15.2%      14.0%
Frontier Insurance Group (f)        3.38       18.8       15.0       25.4       20.0
Markel Corp.                        2.39       21.9       18.9       15.6       19.0
Executive Risk (f)                  3.83       21.1       18.2       16.0       15.0
Acceptance Insurance                1.52       10.5        9.6        9.4       19.0
RLI Corporation                     1.37       13.3       12.2        9.3       13.0
Baldwin & Lyons Inc.                0.98       20.4       18.9        8.0         NA


                     High (b)       3.83 x     21.9 x     18.9 x     25.4%      20.0%
                   Median (b)       1.52       18.8       15.0       15.2       17.0
                     Mean (b)       2.13       17.1       15.0       14.1       16.7
                      Low (b)       0.98       10.5        9.6        8.0       13.0


         -----------------------------------------------------
         Implied GNC Value Per Share:
          High                    $70.82     $47.75     $45.65
          Median                   28.10      40.88      36.03
          Mean                     39.37      37.30      36.05
          Low                      18.21      22.82      23.06
         -----------------------------------------------------
         -----------------------------------------------------
         Implied GNC Value Per Share (Management Estimates):
          High                        --     $49.50     $50.19
          Median                      --      42.38      39.62
          Mean                        --      38.67      39.64
          Low                         --      23.66      25.36
         -----------------------------------------------------

----------

N.B. Financial data at or for the twelve months ended September 30, 1997, except as noted.
(a)   Based on median First Call estimate as of October 22, 1997.
(b)   Excludes GNC and OC.
(c)   Financial data at or for the twelve months ended September 30, 1997.
(d) Based on management estimates provided on September 24, 1997 for GNC and August 5, 1997 for OC.
(e) Based on company net income projections from 1997-2000 for GNC and 1997-2001 for OC.
(f)   Earnings estimates based on Nelson's mean estimates as of August 21, 1997.


                                                                              23
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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


M&A Transaction Analysis: Non-
Standard Auto Transactions


                                                                              24
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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


M&A Transaction Analysis: Non-Standard Auto

                                                                                                                    Price as a
                                                                                                                    Multiple of:
                                                                                                               ---------------------
                                                                                                                      GAAP (a)
                                                                                                               ---------------------
                                                                                Equity      Price     Premium       Net
   Announced  Target                             Acquiror                        Value       Per        to       Operating    Book
    (Closed)  (parent)                           (parent)                    (in millions)  Share     Mkt. (d)     Income     Value
------------------------------------------------------------------------------------------------------------------------------------
    10/16/97  Omni Insurance Grp. Inc.           Hartford Fin. Svcs. Grp. Inc.    $187.4    $31.75      78.9%      34.8 x     3.36 x
   (Pending)
      8/8/97  Titan Holdings                     USF&G                             233.0     23.20       1.4       15.1       1.97
   (Pending)
     6/30/97  Integon Corp.                      GMAC                              524.7     26.00      67.7         NM       3.04
   (Pending)
     11/6/96  Midland Financial Group, Inc.      Progressive Corporation            49.5      9.00       7.5         NM       0.97
    (3/7/97)
     2/27/96  Midland Financial Group, Inc.      Danielson Holding Corporation     108.1     14.50      20.8         NM       1.60
(Terminated)
     4/27/95  Viking Insurance Holdings Inc.     Guaranty National Corp.           102.0        --        --       11.0       1.14
   (7/18/95)  (Xerox Corp.)
    12/19/94  Victoria Financial Corp.           USF&G                              67.3     13.00      89.1       41.4       2.47
   (5/22/95)
     7/28/94  Bankers and Shippers Insurance Co. Integon Corp.                     142.0        --        --       11.5       1.40
  (10/18/94)  (Travelers Indemnity Co.)
    11/15/93  American Ambassador Casualty Co.   Guardian Royal Exchange Plc.      100.0        --        --         NA         NA
   (12/30/93  (Allianz AG Holding)
     3/18/93  Leader National Insurance Co.      Penn Central Corp.                 38.0        --        --         NA         NA
  (05/21/93)
    10/15/90  Atlanta Casualty Co., Windsor Ins. Penn Central Corp.                335.0        --        --         NA       1.60
    (1/2/91)  and Stonewall Ins. Co.
     5/23/89  Integon Corp.                      Jupiter Industries, Inc.          225.8      7.00 (d)   5.7         NM       1.23
    (8/1/90)
     5/18/38  Guaranty National Corp.            Orion Capital Corporation         130.7      8.75      34.6        7.0       1.45

              --------------------------------------------------------        ------------------------------------------------------
                               GNC Financial Data (e)                               High                89.1%      41.4 x     3.36 x
              --------------------------------------------------------            Median                27.7       13.3       1.60
              Market Cap                                        $501.5              Mean                38.2       20.1       1.84
              Statutory Surplus                                  289.3               Low                 1.4        7.0       0.97
              Statutory Oper. Earnings (f)                        41.3        ------------------------------------------------------
              GAAP Book Value                                    278.7        ------------------------------------------------------
              GAAP Oper. Earnings                                 31.7        Implied GNC Valuation based on:
              Number of Shares                                    15.1
              --------------------------------------------------------            Median               $42.59 (g) $28.02    $29.62
                                                                                    Mean                46.09 (g)  42.43     34.04
                                                                              ------------------------------------------------------


                                                     E.V. as a Multiple of:
                                                    -----------------------
                                                            SAP (a)
                                                    -----------------------
                                                       Net        Capital
   Announced  Target                                Operating       and
    (Closed)  (parent)                                Income (b)  Surplus
---------------------------------------------------------------------------
    10/6/97  Omni Insurance Grp. Inc.                67.5 x       5.19 x
   (Pending)
      8/8/97  Titan Holdings                          19.7         3.52
   (Pending)
     6/30/97  Integon Corp.                             NM         3.21
   (Pending)
     11/6/96  Midland Financial Group, Inc.             NM         0.86 (c)
    (3/7/97)
     2/27/96  Midland Financial Group, Inc.             NM         1.71 (c)
(Terminated)
     4/27/95  Viking Insurance Holdings Inc.          10.1         1.24
   (7/18/95)  (Xerox Corp.)
    12/19/94  Victoria Financial Corp.                22.7         3.26
   (5/22/95)
     7/28/94  Bankers and Shippers Insurance Co.      22.4         2.21
  (10/18/94)  (Travelers Indemnity Co.)
    11/15/93  American Ambassador Casualty Co.        10.3         1.63
   (12/30/93  (Allianz AG Holding)
     3/18/93  Leader National Insurance Co.           14.6         1.16
  (05/21/93)
    10/15/90  Atlanta Casualty Co., Windsor Ins.      13.9         2.59
    (1/2/91)  and Stonewall Ins. Co.
     5/23/89  Integon Corp.                            6.3         4.21
    (8/1/90)
     5/18/38  Guaranty National Corp.                  9.1         2.15

                             ----------------------------------------------
                                   High               67.5 x       5.19 x
                                 Median               14.3         2.21
                                   Mean               19.7         2.53
                                    Low                6.3         0.86
                             ----------------------------------------------
                             ----------------------------------------------
                             Implied GNC Valuation based on:

                                 Median              $39.09      $42.51
                                   Mean               53.94       48.74
                             ----------------------------------------------



(a)   Latest available data prior to announcement.
(b) After-tax income from continuing operations before net realized gains and extraordinary and non-recurring items.
(c)   Based on estimated capital and surplus at December 31, 1995.
(d)   Premium to market price one day prior to announcement.
(e)   At or for the twelve months ended September 30, 1997.
(f) Represents statutory earnings for the six months ended June 30, 1997, annualized.
(g)   Based on GNC price per share of $33.31 as of October 28, 1997.
N.B.  NA = Not Available
N.B.  NM = Not Meaningful


                                                                              25
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997

Case Study: Hartford Acquisition of Omni Insurance Group

Consideration Paid

o Hartford Financial Services Group agreed to buy Omni Insurance Group on October 16, 1997 for $31.75 per Omni share.

o The purchase price represents a 78.9% premium to Omni's market price one day prior to the announcement of the transaction.

o     100% of the total consideration of $184.7 million will be paid in cash.

Additional Information

o The Hartford, which had no nonstandard auto line of its own, had been looking to develop the business or to acquire one for about a year.

o Omni, the nation's 22nd largest provider of nonstandard auto insurance, benefited from being the only remaining publicly traded "pure play" in nonstandard auto, according to analysts.

o Omni wrote approximately $10 billion in premiums in 1996 through 3,500 agents in 11 states.

                           Price / Volume Performance

                     Daily Data -- 3/31/97 through 10/28/97

                               [GRAPHIC OMITTED]

                             [PLOT POINTS TO COME]


(a)   8/8/97: Omni announces record second quarter earnings
(b)   10/16/97: Hartford agrees to acquire Omni Insurance Group

Transaction Multiples

Price / LTM EPS ($0.91)                         34.8x

Price / 1997E EPS (a) ($1.04)                   30.5

Price / 1998E EPS (a) ($1.16)                   27.4

Price / GAAP Book Value                         3.36

Enterprise Value / LTM Stat. Earnings           67.5

Enterprise Value / Stat. Surplus                5.19

(a)   Based on median IBES earnings estimates as of September 18, 1997


                                                                              26
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Case Study: USF&G Acquisition of Titan Holdings

Consideration Paid

o USF&G Corp. Agreed to acquire Titan Holdings Inc. for $23.20 per share on August 8, 1997.

o The total consideration of $233.0 million will consist of 50% cash and 50% common stock.

o Any increase in USF&G's stock price is to be divided evenly between the stock and cash consideration resulting in a floating value for the cash and stock portion.

o The transaction is structured with a 15% collar around USF&G's stock price.

Additional Information

o Titan had been considering strategic alternatives since it hired a financial advisor in June.

o Titan, which generates 65% of its business from non-standard auto (LTM total premiums earned of $171.5 million), is expected to fit well with Victoria Financial, USF&G's non-standard subsidiary, and add geographic diversification.

o The transaction is expected to be earnings neutral in 1998 and accretive to EPS thereafter.

                           Price / Volume Performance

                     Daily Data -- 3/31/97 through 10/28/97

                               [GRAPHIC OMITTED]

                             [PLOT POINTS TO COME]


(a)   6/3/97: Titan announces intentions to explore strategic alternatives
(b)   8/8/97: USF&G agrees to acquire Titan Holdings

Transaction Multiples

Price / LTM EPS ($1.54)                         15.1x

Price / 1997E EPS (a) ($1.68)                   13.9

Price / 1998E EPS (a) ($1.97)                   11.8

Price / GAAP Book Value                         1.97

Enterprise Value / LTM Stat. Earnings           19.7

Enterprise Value / Stat. Surplus                3.52

(a)   Based on median IBES earnings estimates as of July 17, 1997


                                                                              27
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Case Study: GMAC Acquisition of Integon Corp.

Consideration Paid

o GMAC agreed to acquire Integon Corp. for $26.00 per share on June 23, 1997, representing a 67.7% premium to market the day prior to announcement.

o     The total consideration of $524.7 million will be in the form of cash.

Additional Information

o Integon reported consistent profits through the third quarter of 1996 but posted losses of $16 and $35 million in the 2 subsequent quarters.

o Following the first quarter earnings release, Integon announced that they had retained a financial advisor to consider strategic alternatives.

o The purchase price paid by GMAC is considered to be relatively rich given Integon's financial position, financial leverage (debt/equity ratio of 93.0%) and operating leverage (premiums written/statutory surplus of 3.0x).

o GMAC currently has a presence in the insurance industry through Motors Insurance Corp.

                           Price / Volume Performance

                     Daily Data -- 3/31/97 through 10/17/97

                               [GRAPHIC OMITTED]

                             [PLOT POINTS TO COME]


(a)   4/27/97: Integon announces intentions to explore strategic alternatives
(b)   6/23/97: GMAC agrees to acquire Integon

Transaction Multiples

Price / LTM EPS (($2.68))                       NM

Price / 1997E EPS (a) (($2.05))                 NM

Price / 1998E EPS (a) ($1.13)                   23.0x

Price / GAAP Book Value                         3.04

Enterprise Value / LTM Stat. Earnings           NM

Enterprise Value / Stat. Surplus                3.21

(a)   Based on median IBES earnings estimates as of June 19, 1997


                                                                              28
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Squeeze Out Transaction Analysis:
Insurance Industry


                                                                              29
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Summary: Premiums Paid in Squeeze Out Transactions

                           All Squeeze Out Transactions          Insurance Squeeze Out Transaction
                                Premium to Market                        Premium to Market
                           ----------------------------          ----------------------------------
Percentile              1 Week Prior         4 Weeks Prior       1 Week Prior         4 Weeks Prior
===================================================================================================
75th Percentile             29.9%                33.3%               23.1%                25.3%
50th Percentile             20.4                 21.5                18.5                 22.3
25th Percentile             13.5                  8.4                15.6                 12.1
---------------------------------------------------------------------------------------------------


                                                                              30
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Squeeze Out Transaction Analysis - Insurance Only

                         Per Share
       Date           ---------------          % Change
--------------------  Initial   Final   Offer    From
Announced  Completed   Price    Price  Amended?  Offer    Acquiror Name                     Target Name
------------------------------------------------------------------------------------------------------------------------------------
6/2/97     7/15/97    $40.00   $40.00    no        --     Anthem Inc.                       Acordia Inc (Anthem Inc)
1/13/97    9/4/97      36.00    39.50    yes      9.7%    Zurich Group                      Zurich Reinsurance Centre Holding Inc.
12/17/96   7/16/97     29.00    33.00    yes     13.8     Allmerica Financial Corporation   Allmerica Property & Casualty
5/10/96    12/11/96    23.52    24.32    yes      3.4     PXRE Corp.                        Transnational Re Corp.
5/7/96     7/3/96      17.50    18.50    yes      5.7     Orion Capital Corp                Guaranty National Corp
9/26/95    12/21/95    14.00    15.25    yes      8.9     SCOR SA                           SCOR SA Corp
8/25/95    1/2/96      70.00    70.00    no        --     Berkshire Hathaway Inc            GEICO Corp
2/27/95    Withdrawn   22.00       --     --       --     Conseco                           Bankers Life Holding Corp.
2/27/95    8/31/95     22.50    23.25    yes      3.3     Conseco                           CCP Insurance Inc












                                                      Offer Premium       Percent             Percent
       Date             Deal                        -----------------     Held at              Owned
--------------------    Value       %       %       1 Week   4 Weeks       Ann    Percent      After
Announced  Completed   ($ mil)    Stock    Cash      Prior    Prior        Date    Sought   Transaction
-------------------------------------------------------------------------------------------------------
6/2/97     7/15/97       $172.7     0.0%   100.0%    11.5%    26.0% (b)    66.8%    33.2%      100.0%
1/13/97    9/4/97         322.5     0.0    100.0     18.5     12.1  (c)    65.7     34.3       100.0
12/17/96   7/16/97        796.9    47.0     53.0     12.8     15.3         59.5     40.5       100.0
5/10/96    12/11/96       130.5   100.0      0.0     16.5      9.9         22.3     77.7       100.0
5/7/96     7/3/96          85.1     0.0    100.0     15.6     22.3         49.5     30.7        80.2
9/26/95    12/21/95        55.4     0.0    100.0     35.6     38.6         80.0     20.0       100.0
8/25/95    1/2/96       2,347.0     0.0    100.0     23.1     25.3         52.4     47.6       100.0
2/27/95    Withdrawn      458.5     0.0    100.0     21.4      6.0         63.2     39.6        60.4
2/27/95    8/31/95        273.7     0.0    100.0     30.1     23.2         48.1     51.9       100.0
                      ---------------------------------------------------------------------------------
                      Median        0.0%   100.0%    18.5%    22.3%        59.5%    39.6%      100.0%
                      Mean         16.3     83.7     20.6     19.9         56.4     41.7        93.4
                      ---------------------------------------------------------------------------------
                      ---------------------------------------------
                      Implied Equity Value Per GNC Share (a)

                      Median         --       --    $39.48   $40.74
                      Mean           --       --     40.16    39.93
                      ---------------------------------------------

----------

(a)   Based on GNC share price of $33.31 on October 28, 1997.
(b) Implied premium to market one day prior to issuance of press release by Acordia regarding a review of its relationship with Anthem is 41.7% based on a closing price for Acordia of $27.88 on February 5, 1997.
(c) Implied premium to market one day prior to issuance of initial announcement by Zurich Group with respect to its intentions regarding ZRC is 30.1% based on a closing price for ZRC of $30.75 on January 10, 1997.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Anthem Insurance Companies, Inc. / Acordia, Inc.

Transaction Summary

o On June 2, 1997 Anthem announced a cash tender offer for all the outstanding shares of common stock of Acordia, Inc. that it did not already own 33.2% for $40.00 per share representing a 12.7% premium to market.

o Anthem is an Indianapolis based mutual insurance company. Acordia is an insurance brokerage and consulting firm.

History

o Anthem completed its IPO in October 1992, diluting Anthem's ownership interest to 63.3%.

o In September 1996, Anthem retained a financial advisor to assist management in a review of its holdings in Acordia.

o In December 1996, Anthem's financial advisor explored a possible sale of Acordia.

o In February 1997, Acordia publicly announced that it is reviewing its relationship with its parent and has formed a special committee to review and evaluate any proposals involving Anthem.

o Between February and May 1997, Anthem and Acordia had frequent discussions regarding their business relationship and Anthem's investment in Acordia.

o Throughout May, Anthem considered both the sale and purchase of the public shares of Acordia it did not own.

o     Ultimately, Anthem decided to purchase the public shares of Acordia.

o Anthem initially offered $34.00 per share, but after negotiations with Acordia and their financial advisor, agreed to pay $40.00 per share.

                           Price / Volume Performance

                       Daily Data -- 1/2/97 through 7/9/97

                               [GRAPHIC OMITTED]

                             [PLOT POINTS TO COME]


(a) 2/6/97:Public announcement that Acordia is conducting a strategic review of its business
(b)   5/15/97: Anthem discusses an offer of $34.00 per share with Acordia
(c) 5/20/97:Press release issued by both companies regarding potential transaction
(d)   6/2/97: Anthem agrees to acquire remaining interest in Acordia

Transaction Multiples

Price / LTM EPS ($1.46)                         19.2x

Price / 1997E EPS (a) ($2.15)                   18.6

Price / 1998E EPS (a) ($2.35)                   17.0

Price / GAAP Book Value                         2.57

Enterprise Value / LTM Stat. Earnings           NA

Enterprise Value / Stat. Surplus                NA

(a)   Based on median IBES earnings estimates as of May 15, 1997


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Zurich Group / Zurich Reinsurance Centre Holdings, Inc.

Transaction Summary

o On April 17, 1997 Zurich Group reached an agreement to purchase for $39.50 per share in cash the 34% of interest in ZRC that it did not already own.

History

o ZRC completed its IPO in May 1993, reducing Zurich Group's holdings to 65.7%.

o In August 1996, Zurich Group believed that changes in the reinsurance market place made a consolidation of ZRC more desirable.

o On January 13, 1997, Zurich Group made public its intentions to acquire the public shares of ZRC for $36.00 per share, $1.00 above ZRC's IPO price.

o In February 1997, after several class action lawsuits had been filed and concern from public shareholders that the offer price was unacceptable, ZRC informed the parent that its offer of $36.00 per share was inadequate.

o On April 10, 1997, Zurich Group proposed a revised price of $38.25 per share which was rejected by ZRC.

o On April 17, 1997, Zurich Group offered $39.50 per share for ZRC. This offer was ultimately accepted by ZRC.

                           Price / Volume Performance

                      Daily Data -- 9/30/96 through 8/29/97

                               [GRAPHIC OMITTED]

                             [PLOT POINTS TO COME]


(a)   1/13/97: Zurich Group makes its intentions with respect to ZRC public
(b)   4/17/97: Both parties agree to $39.50 per share

Transaction Multiples

Price / LTM EPS (a) ($1.46)                     27.1x

Price / 1997E EPS (b) ($1.55)                   25.5

Price / 1998E EPS (b) ($1.81)                   21.8

Price / GAAP Book Value                         1.32

Enterprise Value / LTM Stat. Earnings           52.6

Enterprise Value / Stat. Surplus                0.49

(a)   For the twelve months ended March 31, 1997.
(b)   Based on median IBES earnings estimates as of April 17, 1997


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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Merger Consequences Analysis


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Summary: Merger Consequences Analysis

                                           ----------------                      Purchase Price per GNC Share:
-----------------------------------------     Market Price   ----------  ------------  ------------  -----------  -----------
Acquisition Analysis:                            $33.31       $35.00        $36.00        $37.00       $38.00       $39.00
-----------------------------------------  ----------------  ----------  ------------  ------------  -----------  -----------
Transaction Value (a)                             $96.9       $101.8        $104.7        $107.6       $110.5       $113.4
Goodwill Created                                   49.5         54.4          57.4          60.3         63.2         66.1

Orion Capital:

1998E EPS Dilution

Consensus Estimates (b):

100% Cash                                           0.9%         0.5%          0.2%         (0.0)%       (0.3)%       (0.6)%
80% Cash                                            0.3         (0.2)         (0.5)         (0.7)        (1.0)        (1.3)
67% Cash                                           (0.1)        (0.6)         (0.9)         (1.2)        (1.5)        (1.8)
50% Cash                                           (0.6)        (1.1)         (1.4)         (1.7)        (2.0)        (2.3)

Revised Management Estimates (c):

100% Cash                                           1.6%         1.2%          0.9%          0.7%         0.4%         0.2%
80% Cash                                            0.9          0.5           0.2          (0.1)        (0.3)        (0.6)
67% Cash                                            0.5          0.0          (0.3)         (0.5)        (0.8)        (1.1)
50% Cash                                           (0.1)        (0.5)         (0.8)         (1.1)        (1.4)        (1.7)

Revised Management Estimates Pro Forma (d):

100% Cash                                           1.9%         1.4%          1.2%          0.9%         0.7%         0.4%
80% Cash                                            1.2          0.7           0.5           0.2         (0.1)        (0.3)
67% Cash                                            0.7          0.3          (0.0)         (0.3)        (0.6)        (0.8)
50% Cash                                            0.2         (0.3)         (0.6)         (0.9)        (1.2)        (1.5)

Pro Forma Debt / Capitalization

100% Cash                                          32.0%        32.3%         32.5%         32.6%        32.8%        32.9%
80% Cash                                           30.5         30.7          30.8          30.9         31.0         31.2
67% Cash                                           29.5         29.6          29.7          29.8         29.9         30.0
50% Cash                                           28.2         28.3          28.4          28.4         28.5         28.5

GNC Ownership of Orion Capital

100% Cash                                            --           --            --            --           --           --
80% Cash                                            1.5%         1.6%          1.7%          1.7%         1.7%         1.8%
67% Cash                                            2.5          2.7           2.7           2.8          2.9          2.9
50% Cash                                            3.7          3.9           4.0           4.1          4.3          4.4
-----------------------------------------------------------------------------------------------------------------------------

(a) Represents the purchase of 2.9 million shares not owned by Orion.

(b) Based on First Call mean estimate as of October 22, 1997.

(c) Based on revised management estimates provided by management on September 24, 1997.

(d) Based on revised management estimates and pro forma for the acquisition of Unisun Insurance Company.


                                                                              35
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Merger Consequences Analysis: 100% Cash - Consensus Estimates
Dollars in millions, except per share data

                                                                  ------------                  Purchase Price per GNC Share:
--------------------------------------------------  ------------  Market Price  --------  ---------  ---------  ---------  ---------
Acquisition Analysis:                                Stand-Alone     $33.31     $35.00     $36.00     $37.00     $38.00     $39.00
--------------------------------------------------  ------------  ------------  --------  ---------  ---------  ---------  ---------
Transaction Value(c):                                                 $96.9     $101.8     $104.7     $107.0     $110.5     $113.4

Goodwill Created                                          --           49.5       54.4       57.4       60.3       63.2       66.1

Orion Capital:

Stand-Alone 1998E EPS(d)                               $3.40          $3.40      $3.40      $3.40      $3.40      $3.40      $3.40

1998E Income(e)                                         94.5           94.5       94.5       94.5       94.5       94.5       94.5

Add: Minority Interest Expense(f)                         --            7.0        7.0        7.0        7.0        7.0        7.0

After-Tax Interest Expense(a)                             --           (4.3)      (4.6)      (4.7)      (4.8)      (5.0)      (5.1)

Goodwill Amortization(g)                                  --           (2.0)      (2.2)      (2.3)      (2.4)      (2.5)      (2.6)

Bond Premium Amortization(h)                              --           (0.1)      (0.1)      (0.1)      (0.1)      (0.1)      (0.1)

After-Tax Merger Related Savings(i)                       --            0.3        0.3        0.3        0.3        0.3        0.3
                                                    ------------  ------------  --------  ---------  ---------  ---------  ---------
Pro Forma Net Income                                   $94.5          $95.4      $95.0      $94.7      $94.5      $94.2      $94.0
                                                    ------------  ------------  --------  ---------  ---------  ---------  ---------
Stand Alone Average Fully Diluted Shares                27.8           27.8       27.8       27.8       27.8       27.8       27.8

Shares Issued in Transaction                              --             --         --         --         --         --         --

Pro Forma Shares                                        27.8           27.8       27.8       27.8       27.8       27.8       27.8
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma EPS                                           3.40           3.43       3.42       3.41       3.40       3.39       3.38

Percent Change from Stand-Alone EPS                       --            0.9%       0.5%       0.2%      (0.0%)     (0.3%)     (0.6%)

Required Overhead Reduction for 0% Dilution               --             --         --         --       $0.0       $0.4       $0.7

  As a Percent of GNC Overhead(j)                         --             --         --         --        0.4%       2.8%       5.3%
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Debt / Capitalization                         26.4% (l)      32.0%      32.3%      32.5%      32.6%      32.8%      32.9%

EBIT / Interest Expense(k)                               6.6x (l)       8.6x       8.7x       8.8x       8.9x       9.0x       9.0x

EBIT / Interest Expense + Preferred Dividends(k)         4.6  (l)       5.6        5.7        5.7        5.7        5.8        5.8

GNC Ownership of Orion Capital                            --            0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
                                                    ------------  ------------  --------  ---------  ---------  ---------  ---------

(a) Interest expense assumes an interest rate of 6.90% (10-Year Treasury rate             ------------------------------------------
    of 5.945 plus 95 bps). Assumes a tax rate of 35.0%.                                   Assumptions
                                                                                          ------------------------------------------
(b) As of October 28, 1997.                                                               Financing Mix:

(c) Represents the purchase of 2.9 million shares not owned by Orion.                     Debt (a)                           100.0%

(d) Based on First Call mean estimate as of October 22, 1997.                             Common Stock                           --

(e) Based on 27.8 million average fully diluted shares outstanding for the                  Current OC Share Price (b)       $44.75
    quarter ended September 30, 1997.
                                                                                          Current OC Ownership of GNC         80.7%
(f) Based on 19.3% public ownership and estimated GNC 1998E income of $36.2
    million ($2.41 per share) based on mean First Call estimate as of October             Tax Rate                            35.0
    22, 1997.                                                                             ------------------------------------------

(g) Goodwill amortized over a 25 year period.

(h) Amortization of $5.6 million after-tax unrealized bond portfolio capital gains over an 8 year period.

(i) Represents $500,000 pre-tax savings realized as a result of GNC becoming a wholly owned subsidiary of Orion Capital. Assumes a tax rate of 35.0%.

(j) Based on GNC overhead expenses for the twelve months ended September 30, 1997 of $13.6 million.

(k) Stand-Alone EBIT includes minority interest expense related to GNC.

(l) At of for the three months ended September 30, 1997, annualized.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Merger Consequences Analysis: 100% Cash - Mgmt. Estimates
Dollars in millions, except per share data

                                                              ------------                 Purchase Price per GNC Share:
---------------------                            -----------  Market Price   ------------------------------------------------------
Acquisition Analysis:                            Stand-Alone     $33.31      $35.00      $36.00      $37.00      $38.00      $39.00
---------------------                            -----------  ------------   ------      ------      ------      ------      ------
Transaction Value (c):                                           $ 96.9      $101.8      $104.7      $107.6      $110.5      $113.4
Goodwill Created                                     --            49.5        54.4        57.4        60.3        63.2        66.1

Orion Capital:
Stand-Alone 1998E EPS (d)                          $ 3.51        $ 3.51      $ 3.51      $ 3.51      $ 3.51      $ 3.51      $ 3.51

1998E Income (e)                                     97.6          97.6        97.6        97.6        97.6        97.6        97.6
Add: Minority Interest Expense (f)                   --             7.7         7.7         7.7         7.7         7.7         7.7
After-Tax Interest Expense (a)                       --            (4.3)       (4.6)       (4.7)       (4.8)       (5.0)       (5.1)
  Goodwill Amortization (g)                          --            (2.0)       (2.2)       (2.3)       (2.4)       (2.5)       (2.6)
Bond Premium Amortization (h)                        --            (0.1)       (0.1)       (0.1)       (0.1)       (0.1)       (0.1)
After-Tax Merger Related Savings (i)                 --             0.3         0.3         0.3         0.3         0.3         0.3
                                                   ------        ------      ------      ------      ------      ------      ------
Pro Forma Net Income                               $ 97.6        $ 99.2      $ 98.7      $ 98.5      $ 98.3      $ 98.0      $ 97.8
                                                   ------        ------      ------      ------      ------      ------      ------

Stand Alone Average Fully Diluted Shares             27.8          27.8        27.8        27.8        27.8        27.8        27.8
Shares Issued in Transaction                         --            --          --          --          --          --          --
Pro Forma Shares                                     27.8          27.8        27.8        27.8        27.8        27.8        27.8

------------------------------------------------------------------------------------------------------------------------------------
Pro Forma EPS                                        3.51          3.57        3.55        3.54        3.53        3.52         3.5
Percent Change from Stand-Alone EPS                  --             1.6%        1.2%        0.9%        0.7%        0.4%        0.2%
Required Overhead Reduction for 0% Dilution          --            --          --          --          --          --          --
  As a Percent of GNC Overhead (j)                   --            --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Debt/Capitalization                        26.4%(l)      32.0%       32.3%       32.5%       32.6%       32.8%       32.9%
EBIT/Interest Expense (k)                             6.6x(l)       8.9x        9.Ox        9.1x        9.2x        9.3x        9.3x
EBIT/Interest Expense + Preferred Dividends (k)       4.6 (l)       5.8         5.9         5.9         5.9         5.9         6.0
GNC Ownership of Orion Capital                       --             0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
                                                   ------        ------      ------      ------      ------      ------      ------

(a)   Interest expense assumes an interest rate of 6.90% (10-year Treasury rate           ------------------------------------------
      of 5.945 plus 95 bps). Assumes a tax rate of 35.0%.                                 Assumptions
                                                                                          ------------------------------------------
(b)   As of October 28, 1997.                                                             Financing Mix:
                                                                                          Debt (a)                            100.0%
(c)   Represents the purchase of 2.9 million shares not owned by Orion.                   Common Stock                           --
                                                                                            Current OC Share Price (b)       $44.75
(d)   Based on management estimates.                                                      Current OC Ownership of GNC          80.7%
                                                                                          Tax Rate                             35.0
(e)   Based on 27.8 million average fully diluted shares outstanding for the              ------------------------------------------
      quarter ended September 30, 1997.

(f) Based on 19.3% public ownership and estimated GNC 1998E income of $36.6 million, or $2.65 per share, as per company estimates.

(g)   Goodwill amortized over a 25 year period.

(h) Amortization of $5.6 million after-tax unrealized bond portfolio capital gains over an 8 year period.

(i) Represents $500,000 pre-tax savings realized as a result of GNC becoming a wholly owned subsidiary of Orion Capital. Assumes a tax rate of 35.0%.

(j) Based on GNC overhead expenses for the twelve months ended September 30, 1997 of $13.6 million.

(k)   Stand-Alone EBIT includes minority interest expense related to GNC.

(l)   At of for the three months ended September 30, 1997, annualized.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Merger Consequences Analysis: 100% Cash - Mgmt. Est. Pro Forma
Dollars in millions, except per share data

                                                              ------------                 Purchase Price per GNC Share:
---------------------                            -----------  Market Price   ------------------------------------------------------
Acquisition Analysis:                            Stand-Alone     $33.31      $35.00      $36.00      $37.00      $38.00      $39.00
---------------------                            -----------  ------------   ------      ------      ------      ------      ------
Transaction Value (c):                                           $ 96.9      $101.8      $104.7      $107.6      $110.5      $113.4
Goodwill Created                                     --            49.5        54.4        57.4        60.3        63.2        66.1

Orion Capital:
Stand-Alone 1998E EPS (d)                          $ 3.51        $ 3.51      $ 3.51      $ 3.51      $ 3.51      $ 3.51      $ 3.51

1998E Income (e)                                     97.6          97.6        97.6        97.6        97.6        97.6        97.6

Add: Minority Interest Expense (f)                   --             8.0         8.0         8.0         8.0         8.0         8.0
After-Tax Interest Expense (a)                       --            (4.3)       (4.6)       (4.7)       (4.8)       (5.0)       (5.1)
  Goodwill Amortization (g)                          --            (2.0)       (2.2)       (2.3)       (2.4)       (2.5)       (2.6)
Bond Premium Amortization (h)                        --            (0.1)       (0.1)       (0.1)       (0.1)       (0.1)       (0.1)
After-Tax Merger Related Savings (i)                 --             0.3         0.3         0.3         0.3         0.3         0.3
                                                   ------        ------      ------      ------      ------      ------      ------
Pro Forma Net Income                               $ 97.6        $ 99.4      $ 99.0      $ 98.8      $ 98.5      $ 98.3      $ 98.0
                                                   ------        ------      ------      ------      ------      ------      ------

Stand Alone Average Fully Diluted Shares             27.8          27.8        27.8        27.8        27.8        27.8        27.8
Shares Issued in Transaction                         --            --          --          --          --          --          --
Pro Forma Shares                                     27.8          27.8        27.8        27.8        27.8        27.8        27.8

------------------------------------------------------------------------------------------------------------------------------------
Pro Forma EPS                                        3.51          3.58        3.56        3.55        3.54        3.53        3.53
Percent Change from Stand-Alone EPS                  --             1.9%        1.4%        1.2%        0.9%        0.7%        0.4%
Required Overhead Reduction for 0% Dilution          --            --          --          --          --          --          --
   As a Percent of GNC Overhead (j)                  --            --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Debt/Capitalization                        26.4%(l)      32.0%       32.3%       32.5%       32.6%       32.8%       32.9%
EBIT/Interest Expense (k)                             6.6x(l)       8.9x        9.Ox        9.1x        9.2x        9.3x        9.4x
EBIT/Interest Expense + Preferred Dividends (k)       4.6 (l)       5.8         5.9         5.9         5.9         6.0         6.0

GNC Ownership of Orion Capital                       --             0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
                                                   ------        ------      ------      ------      ------      ------      ------

(a)   Interest expense assumes an interest rate of 6.90% (10-year Treasury rate           ------------------------------------------
      of 5.945 plus 95 bps). Assumes a tax rate of 35.0%.                                 Assumptions
                                                                                          ------------------------------------------
(b)   As of October 28, 1997.                                                             Financing Mix:
                                                                                          Debt (a)                            100.0%
(c)   Represents the purchase of 2.9 million shares not owned by Orion.                   Common Stock                           --
                                                                                            Current OC Share Price (b)       $44.75
(d)   Based on management estimates.                                                      Current OC Ownership of GNC          80.7%
                                                                                          Tax Rate                             35.0
(e)   Based on 27.8 million average fully diluted shares outstanding for the              ------------------------------------------
      quarter ended September 30, 1997.

(f) Based on 19.3% public ownership and estimated GNC 1998E income of $40.8 million, or $2.73 per share, as per company estimates.

(g)   Goodwill amortized over a 25 year period.

(h) Amortization of $5.6 million after-tax unrealized bond portfolio capital gains over an 8 year period.

(i) Represents $500,000 pre-tax savings realized as a result of GNC becoming a wholly owned subsidiary of Orion Capital. Assumes a tax rate of 35.0%.

(j) Based on GNC overhead expenses for the twelve months ended September 30, 1997 of $13.6 million.

(k)   Stand-Alone EBIT includes minority interest expense related to GNC.

(l)   At of for the three months ended September 30, 1997, annualized.


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                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Merger Consequences Analysis: 80% Cash - Consensus Estimates
Dollars in millions, except per share data

                                                              ------------                 Purchase Price per GNC Share:
---------------------                            -----------  Market Price   -----------------------------------------------------
Acquisition Analysis:                            Stand-Alone     $33.31      $35.00      $36.00      $37.00      $38.00     $39.00
---------------------                            -----------  ------------   ------      ------      ------      ------     ------
Transaction Value (c):                                           $ 96.9      $101.8      $104.7      $107.6      $110.5     $113.4
Goodwill Created                                     --            49.5        54.4        57.4        60.3        63.2       66.1

Orion Capital:
Stand-Alone 1098E EPS (d)                          $ 3.40        $ 3.40      $ 3.40      $ 3.40      $ 3.40      $ 3.40     $ 3.40

1998E Income (e)                                     94.5          94.5        94.5        94.5        94.5        94.5       94.5
Add: Minority Interest Expense (f)                   --             7.0         7.0         7.0         7.0         7.0        7.0
After-Tax Interest Expense (a)                       --            (3.5)       (3.6)       (3.8)       (3.9)       (4.0)      (4.1)
Goodwill Amortization (g)                            --            (2.0)       (2.2)       (2.3)       (2.4)       (2.5)      (2.6)
Bond Premium Amortization (h)                        --            (0.1)       (0.1)       (0.1)       (0.1)       (0.1)      (0.1)
After-Tax Merger Related Savings (i)                 --             0.3         0.3         0.3         0.3         0.3        0.3
                                                   ------        ------      ------      ------      ------      ------     ------
Pro Forma Net Income                               $ 94.5        $ 96.3      $ 95.9      $ 95.7      $ 95.5      $ 95.2     $ 95.0
                                                   ------        ------      ------      ------      ------      ------     ------

Stand Alone Average Fully Diluted Shares             27.8          27.8        27.8        27.8        27.8        27.8       27 8
Shares Issued in Transaction                         --             0.4         0.5         0.5         0.5         0.5        0.5
Pro Forma Shares                                     27.8          28.2        28.3        28.3        28.3        28.3       28.3

------------------------------------------------------------------------------------------------------------------------------------
Pro Forma EPS                                        3.40          3.41        3.39        3.38        3.38        3.37       3.36
Percent Change from Stand-Alone EPS                  --             0.3%       (0.2%)      (0.5%)      (0.7%)      (1.0%)     (1.3%)
Required Overhead Reduction for 0% Dilution          --            --        $  0.2      $  0.6      $  0.9      $  1.5     $  1.6
  As a Percent of GNC Overhead (j)                   --            --           1.7%        4.3%        6.9%        9.5%      12.1%
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Debt/Capitalization                        26.4%(l)      30.5%       30.7%       30.8%       30.9%       31.0%      31.2%
EBIT/Interest Expense (k)                             6.6x(l)       8.2x        8.2x        8.3x        8.3x        8.4x       8.4x
EBIT/Interest Expense + Preferred Dividends (k)       4.6 (l)       5.5         5.5         5.5         5.5         5.5        5.5

GNC Ownership of Orion Capital                       --             1.5%        1.6%        1.7%        1.7%        1.7%       1.8%
                                                   ------        ------      ------      ------      ------      ------     ------

(a)   Interest expense assumes an interest rate of 6.90% (10-year Treasury rate           ------------------------------------------
      of 5.945 plus 95 bps). Assumes a tax rate of 35.0%.                                 Assumptions
                                                                                          ------------------------------------------
(b)   As of October 28, 1997.                                                             Financing Mix:
                                                                                          Debt (a)                             80.0%
(c)   Represents the purchase of 2.9 million shares not owned by Orion.                   Common Stock                         20.0%
                                                                                            Current OC Share Price (b)       $44.75
(d)   Based on First Call mean estimate as of October 22, 1997.                           Current OC Ownership of GNC          80.7%
                                                                                          Tax Rate                             35.0
(e)   Based on 27.8 million average fully diluted shares outstanding for the              ------------------------------------------
      quarter ended September 30, 1997.

(f) Based on 19.3% public ownership and estimated GNC 1998E income of $36.2 million (or $2.41 per share) as per company estimates.

(g)   Goodwill amortized over a 25 year period.

(h) Amortization of $5.6 million after-tax unrealized bond portfolio capital gains over an 8 year period.

(i) Represents $500,000 pre-tax savings realized as a result of GNC becoming a wholly owned subsidiary of Orion Capital. Assumes a tax rate of 35.0%.

(j) Based on GNC overhead expenses for the twelve months ended September 30, 1997 of $13.6 million.

(k)   Stand-Alone EBIT includes minority interest expense related to GNC.

(l)   At of for the three months ended September 30, 1997, annualized.


                                                                              39
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   Salomon Brothers
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Merger Consequences Analysis: 80% Cash - Mgmt. Estimates
Dollars in millions, except per share data

                                                              ------------                 Purchase Price per GNC Share:
---------------------                            -----------  Market Price   -----------------------------------------------------
Acquisition Analysis:                            Stand-Alone     $33.31      $35.00      $36.00      $37.00      $38.00     $39.00
---------------------                            -----------  ------------   ------      ------      ------      ------     ------
Transaction Value (c):                                           $ 96.9      $101.8      $104.7      $107.6      $110.5     $113.4
Goodwill Created                                     --            49.5        54.4        57.4        60.3        63.2       66.1

Orion Capital:
Stand-Alone 1998E EPS (d)                          $ 3.51        $ 3.51      $ 3.51      $ 3.51      $ 3.51      $ 3.51     $ 3.51

1998E Income (e)                                     97.6          97.6        97.6        97.6        97.6        97.6       97.6
Add: Minority Interest Expense (f)                   --             7.7         7.7         7.7         7.7         7.7        7.7
After-Tax Interest Expense (a)                       --            (3.5)       (3.6)       (3.8)       (3.9)       (4.0)      (5.1)
  Goodwill Amortization (g)                          --            (2.0)       (2.2)       (2.3)       (2.4)       (2.5)      (2.6)
Bond Premium Amortization (h)                        --            (0.1)       (0.1)       (0.1)       (0.1)       (0.1)      (0.1)
After-Tax Merger Related Savings (i)                 --             0.3         0.3         0.3         0.3         0.3        0.3
                                                   ------        ------      ------      ------      ------      ------     ------
Pro Forma Net Income                               $ 97.6        $100.0      $ 99.7      $ 99.4      $ 99.2      $ 99.0     $ 98.8
                                                   ------        ------      ------      ------      ------      ------     ------

Stand Alone Average Fully Diluted Shares             27.8          27.8        27.8        27.8        27.8        27.8       27.8
Shares Issued in Transaction                         --             0.4         0.5         0.5         0.5         0.5        0.5
Pro Forma Shares                                     27.8          28.2        28.3        28.3        28.3        28.3       28.3

------------------------------------------------------------------------------------------------------------------------------------
Pro Forma EPS                                        3.51          3.54        3.53        3.52        3.51        3.50       3.49
Percent Change from Stand-Alone EPS                  --             0.9%        0.5%        0.2%       (0.1%)      (0.3%)     (0.6%)
Required Overhead Reduction for 0% Dilution          --            --          --          --        $  0.1      $  0.4     $  0.8
  As a Percent of GNC Overhead (j)                   --            --          --          --           0.6%        3.2%       5.8%
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Debt/Capitalization                        26.4%(l)      30.5%       30.7%       30.8%       30.9%       31.0%      31.2%
EBIT/Interest Expense (k)                             6.6x(l)       8.4x        8.5x        8.6x        8.6x        8.7x       8.7x
EBIT/Interest Expense + Preferred Dividends (k)       4.6 (l)       5.7         5.7         5.7         5.7         5.7        5.7

GNC Ownership of Orion Capital                       --             1.5%        1.6%        1.7%        1.7%        1.7%       1.8%
                                                   ------        ------      ------      ------      ------      ------     ------

(a)   Interest expense assumes an interest rate of 6.90% (10-year Treasury rate           ------------------------------------------
      of 5.945 plus 95 bps). Assumes a tax rate of 35.0%.                                 Assumptions
                                                                                          ------------------------------------------
(b)   As of October 28, 1997.                                                             Financing Mix:
                                                                                          Debt (a)                             80.0%
(c)   Represents the purchase of 2.9 million shares not owned by Orion.                   Common Stock                         20.0%
                                                                                            Current OC Share Price (b)       $44.75
(d)   Based on management estimates.                                                      Current OC Ownership of GNC          80.7%
                                                                                          Tax Rate                             35.0
(e)   Based on 27.8 million average fully diluted shares outstanding for the              ------------------------------------------
      quarter ended September 30, 1997.

(f) Based on 19.3% public ownership and estimated GNC 1998E income of $36.6 million, or $2.65 per share, as per company estimates.

(g)   Goodwill amortized over a 25 year period.

(h) Amortization of $5.6 million after-tax unrealized bond portfolio capital gains over an 8 year period.

(i) Represents $500,000 pre-tax savings realized as a result of GNC becoming a wholly owned subsidiary of Orion Capital. Assumes a tax rate of 35.0%.

(j) Based on GNC overhead expenses for the twelve months ended September 30, 1997 of $13.6 million.

(k)   Stand-Alone EBIT includes minority interest expense related to GNC.

(l)   At of for the three months ended September 30, 1997, annualized.

                                                                              40
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Merger Consequences Analysis: 80% Cash - Mgmt. Est. Pro Forma
Dollars in millions, except per share data

                                                              ------------                 Purchase Price per GNC Share:
---------------------                            -----------  Market Price   -----------------------------------------------------
Acquisition Analysis:                            Stand-Alone     $33.31      $35.00      $36.00      $37.00      $38.00     $39.00
---------------------                            -----------  ------------   ------      ------      ------      ------     ------
Transaction Value (c):                                           $ 96.9      $101.8      $104.7      $107.6      $110.5     $113.4
Goodwill Created                                     --            49.5        54.4        57.4        60.3        63.2       66.1

Orion Capital:
Stand-Alone 1998E EPS (d)                          $ 3.51        $ 3.51      $ 3.51      $ 3.51      $ 3.51      $ 3.51     $ 3.51

1998E Income (e)                                     97.6          97.6        97.6        97.6        97.6        97.6       97.6
Add: Minority Interest Expense (f)                   --             8.0         8.0         8.0         8.0         8.0        8.0
After-Tax Interest Expense (a)                       --            (3.5)       (3.6)       (3.8)       (3.9)       (4.0)      (4.1)
  Goodwill Amortization (g)                          --            (2.0)       (2.2)       (2.3)       (2.4)       (2.5)      (2.6)
Bond Premium Amortization (h)                        --            (0.1)       (0.1)       (0.1)       (0.1)       (0.1)      (0.1)
After-Tax Merger Related Savings (i)                 --             0.3         0.3         0.3         0.3         0.3        0.3
                                                   ------        ------      ------      ------      ------      ------     ------
Pro Forma Net Income                               $ 97.6        $100.3      $ 99.9      $ 99.7      $ 99.5      $ 99.3     $ 99.0
                                                   ------        ------      ------      ------      ------      ------     ------

Stand Alone Average Fully Diluted Shares             27.8          27.8        27.8        27.8        27.8        27.8       27.8
Shares Issued in Transaction                         --             0.4         0.5         0.5         0.5         0.5        0.5
Pro Forma Shares                                     27.8          28.2        28.3        28.3        28.3        28.3       28.3

------------------------------------------------------------------------------------------------------------------------------------
Pro Forma EPS                                        3.51          3.55        3.54        3.53        3.52        3.51       3.50
Percent Change from Stand-Alone EPS                  --             1.2%        0.7%        0.5%        0.2%       (0.1%)     (0.3%)
Required Overhead Reduction for 0% Dilution          --            --          --          --          --        $  0.1     $  0.4
  As a Percent of GNC Overhead (j)                   --            --          --          --          --           0.7%       3.3%
------------------------------------------------------------------------------------------------------------------------------------

Pro Forma Debt/Capitalization                        26.4%(l)      30.5%       30.7%       30.8%       30.9%       31.0%      31.2%
EBIT/Interest Expense (k)                             6.6x(l)       8.4x        8.5x        8.6x        8.6x        8.7x       8.7x
EBIT/Interest Expense + Preferred Dividends (k)       4.6 (l)       5.7         5.7         5.7         5.7         5.7        5.8

GNC Ownership of Orion Capital                       --            1.5%         1.6%        1.7%        1.7%        1.7%       1.8%
                                                   ------        ------      ------      ------      ------      ------     ------

(a)   Interest expense assumes an interest rate of 6.90% (10-year Treasury rate           ------------------------------------------
      of 5.945 plus 95 bps). Assumes a tax rate of 35.0%.                                 Assumptions
                                                                                          ------------------------------------------
(b)   As of October 28, 1997.                                                             Financing Mix:
                                                                                          Debt (a)                             80.0%
(c)   Represents the purchase of 2.9 million shares not owned by Orion.                   Common Stock                         20.0%
                                                                                            Current OC Share Price (b)       $44.75
(d)   Based on management estimates.                                                      Current OC Ownership of GNC          80.7%
                                                                                          Tax Rate                             35.0
(e)   Based on 27.8 million average fully diluted shares outstanding for the              ------------------------------------------
      quarter ended September 30, 1997.

(f) Based on 19.3% public ownership and estimated GNC 1998E income of $40.8 million, or $2.73 per share, as per company estimates.

(g)   Goodwill amortized over a 25 year period.

(h) Amortization of $5.6 million after-tax unrealized bond portfolio capital gains over an 8 year period.

(i) Represents $500,000 pre-tax savings realized as a result of GNC becoming a wholly owned subsidiary of Orion Capital. Assumes a tax rate of 35.0%.

(j) Based on GNC overhead expenses for the twelve months ended September 30, 1997 of $13.6 million.

(k)   Stand-Alone EBIT includes minority interest expense related to GNC.

(l)   At of for the three months ended September 30, 1997, annualized.


                                                                              41
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Appendices


                                                                              42
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Acquisition of Unisun Insurance


                                                                              43
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


GNC: Acquisition of Unisun Insurance Company

      Transaction Summary

      o On October 20, 1997, GNC agreed to acquire Unisun Insurance Company ("Unisun") for $26 million in cash.

      o The transaction is expected to be immediately accretive to earnings, and is expected to add $0.08, $0.13 and $0.19 per share in 1998, 1999 and 2000, respectively.

      Company Overview

      o Unisun is a leading writer of private passenger automobile liability insurance in South Carolina and ranks as a leading service carrier for both the North Carolina and South Carolina reinsurance facility.

      o A large portion of the company's business is ceded to the facility, enabling the company to act primarily as a servicer for these policies.

      Transaction Benefits

      o Recent legislation in South Carolina will result in the creation of a significant voluntary nonstandard automobile market in March 1999.

      o     There is significant opportunity to realize cost savings.

      o This acquisition provides GNC with a Southeast market presence and provides a platform for further market expansion in that region.


                                                                              44
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
                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997


Selected P&C Industry Merger and
Acquisition Transactions


                                                                              45
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

                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997

M&A Transaction Analysis: Property & Casualty





                                                                                                   Description          Total
Announced     Target                                Acquiror                                                of  Consideration
(Closed)      (parent)                              (parent)                                            Target   in millions)
-----------------------------------------------------------------------------------------------------------------------------
10/16/97      Omni Insurance Grp. Inc.              Hartford Fin. Svcs. Grp. Inc.   Nonstandard auto insurance       $  187.4
(Pending)
9/18/97       Westchester Specialty Group           Ace Ltd.                           Commercial Property and          333.0
(Pending)     (Talegen Holdings Inc.)                                                       Umbrella Liability
8/21/97       Cmwlth Land Title/Transnation Title   Lawyers Title Corp.                        Title Insurance          458.2
(Pending)     (Reliance Group Holdings)
8/15/97       Physicians Protective Trust           Professionals Ins. Co. Mgt. Grp.     Malpractice Insurance          126.8
(Pending)
8/8/97        Titan Holdings                        USF&G                                          Nonstandard          233.0
(Pending)                                                                                           Automobile
7/3/97        Colonial Penn                         GECC                                        Personal Lines          950.0
(Pending)
6/25/97       Unionamerica Holdings PLC             MMI Cos.                               Medical malpractice          179.5
(Pending)                                                                                          reinsurance
6/23/97       Sphere Drake Holdings Ltd.            Fairfax Financial Holdings Ltd.                Reinsurance          137.9
(Pending)
6/23/97       Integon Corp.                         GMAC                                           Nonstandard          550.0
(Pending)                                                                                           Automobile
6/9/97        American States Financial Corp.       Safeco Corp.                             Small commercial;        2,822.4
(Pending)                                                                                       personal lines
6/2/97        Anthem Inc.                           Acordia Inc                              Insurance Broking          172.7
7/15/97
5/8/97        OCR Holdings. Ltd.                    EXEL, Ltd.                                     Reinsurance          668.7
(Pending)
4/30/97       Anthem Casualty Ins. Group, Inc. (c)  Vesta Insurance Group, Inc.           Auto and Homeowners'          238.8
6/30/97                                                                                              Insurance
5/19/97       Industrial Indemnity                  Fremont General Corp.                Workers' Compensation          365.0
(Pending)     (Talegen Holdings Inc.)
3/31/97       Lyndon Property Insurance Co. (c)     Frontier Insurance Group, Inc.            Credit Insurance           92.0
6/4/97        (Mercury Finance)
3/6/97        Crop Growers Corp.                    Fireman's Fund Insurance Co.                Crop-insurance           81.7
(Pending)
2/21/97       Allmerica Property & Casualty Cos.    Allmerica Financial Corporation             Commercial and          797.0
(7/16/97)                                                                                       personal lines
1/23/97       Coregis Group Inc. (c)                General Electric                             Specialty P&C          375.0
(6/2/97)
1/17/97       AVEMCO Corporation                    HCC Insurance Holdings, Inc.                      Aviation          227.3
(Pending)

                                        Price as a Multiple of           E.V. as a Multiple of
                                  ----------------------------------     ---------------------
                                          GAAP                                    SAP
                                  ----------------------------------     ---------------------
               Price    Premium     LTM Net                                LTM Net     Capital
Announced        Per         to   Operating       Forward       Book     Operating         and
(Closed)       Share   Mkt. (a)      Income  Earnings (b)      Value        Income     Surplus
----------------------------------------------------------------------------------------------
10/16/97      $31.75     130.9%      34.8 x        27.4 x     3.36 x        67.5 x      5.19 x
(Pending)
9/18/97           NM         NM          NA            NA         NA           7.6        0.97
(Pending)
8/21/97           NM         NM          NA            NA         NA            NA          NA
(Pending)
8/15/97           NM         NM          NA            NA         NA            NA          NA
(Pending)
8/8/97         23.20        1.4        15.1          11.8       1.97          19.7        3.52
(Pending)
7/3/97            NA         NA        19.1            NA       2.90          17.9        2.79
(Pending)
6/25/97        21.27       28.9         9.9           9.0       1.72           8.7        1.08
(Pending)
6/23/97         7.50 (d)  (13.0)        7.1           6.0       0.55            NM          NM
(Pending)
6/23/97        26.00       67.7          NM          23.0       3.04            NM        3.21
(Pending)
6/9/97         47.00       30.6        16.0          14.8       2.13          16.3        2.76
(Pending)
6/2/97         39.50       12.7        19.2          17.0       2.57            NA          NA
7/15/97
5/8/97         27.00       20.7         8.2           8.2       1.57            NA          NA
(Pending)
4/30/97           NA         NA          NM            NA       2.20          17.9        1.53
6/30/97
5/19/97           NA         NA          NA            NA         NA            NM        1.60
(Pending)
3/31/97           NA         NA         4.5            NA       0.78           3.4        1.29
6/4/97
3/6/97         10.25       41.4          NM          10.0       2.42            NA          NA
(Pending)
2/21/97        33.00        5.2        16.8            NA       1.22          14.2          NA
(7/16/97)
1/23/97           NA         NA          NA            NA         NA          14.1        1.50
(6/2/97)
1/17/97        27.50       83.3        29.9          18.0       3.75          19.2        3.12
(Pending)

(a)  Premium to market one month prior to public announcement.
(b)  Based on the following year's median IBES estimate as of announcement date.
(c)  Represents a private transaction.
(d) Excludes contingent payment of $9.86 per share, or an aggregate of $181.2 million, payable in 2007.


                                                                              46
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   Salomon Brothers
   ---------------------


M&A Transaction Analysis: Property & Casualty


                                                                                                   Description          Total
Announced     Target                                Acquiror                                                of  Consideration
(Closed)      (parent)                              (parent)                                            Target  (in millions)
-----------------------------------------------------------------------------------------------------------------------------
1/13/97       Zurich Reinsurance Centre Hold.       Zurich Group                                    Reinsurance      $  322.5
(Pending)
11/21/96      American Fidelity Ins. Co. (c)        Mercury General Corp.                   Automobile/casualty          34.8
(Pending)
9/17/96       Pac Rim Holding Corporation           Superior National Insurance           Worker's compensation          53.9
(4/11/97)
9/16/96       Allstate Reinsurance                  Scor U.S. Corp.                                 Reinsurance         500.0
(10/8/96)
8/14/96       American Re Corporation               Munich Re                                       Reinsurance       3,300.0
(11/25/96)
8/14/96       Guardian Royal Exchange (c)           Transatlantic Reinsurance Co.                   Reinsurance         105.0
(8/14/96)
7/1/96        National Reinsurance                  General Reinsurance                 Property/Casualty Rein.         940.0
(10/3/96)
6/21/96       Vik Brothers (c)                      Highlands Insurance Grp, Inc.            Com. P&C for small         110.0
(4/30/97)                                                                                 to medium sized co's.
6/20/96       Northbrook Group (c)                  St. Paul Fire and Marine Ins.          Comm. auto, workers'         180.0
(8/1/96)      (Allstate)                                                                comp. and inland marine
5/10/96       Transnational Reins. Corp             PXRE Corp.                         Retr. reins. in brokered         124.9
(12/11/96)                                                                            prop., marine, & aviation
3/4/96        Citation Insurance Group              Physicians Ins. Co. of Ohio              Workers' comps and          30.7
(11/21/96)                                                                                       commercial P&C
2/21/96       Skandia America Rein. Corp. (c)       Fairfax Financial Holdings Limit            P&C Reinsurance         230.0
(5/31/96)     (Skandia Insurance Co., Ltd. Sweeden)
2/19/96       Financial Institions Ins. Grp.        Castle Harlan Prtnr's II LP                 Reinsurance and          48.6
(9/9/96)                                                                                     Specialty Line P&C
2/9/96        Tempest Re (c)                        Ace Limited                            Property Catastrophe         743.9
(5/22/96)                                                                                           Reinsurance
11/29/93      Aetna Property & Casualty (c)         Travelers Group                            National P&C Co.       4,000.0
(4/2/1996)    (Aetna Life & Casualty)
9/26/95       Scor U.S.                             Scor S.A.                                       Reinsurance          50.9
(12/21/95)
9/14/95       Midwest Employer Casualty Co. (c)     W.R. Berkley                             Workers' Comp. Co.         138.0
(11/8/95)     (MECC Inc.)
8/25/95       GEICO                                 Berkshire Hathaway                           Multi-line P&C       2,322.8
(1/2/96)
6/19/95       Milwaukee Insurance Grp. Inc.         Unitrin Inc.                                  P&C Insurance          94.0
(10/3/95)
4/27/95       Viking Insurance Holdings Inc. (c)    Guaranty National Corp.                Regional P&C Company         102.0
(7/18/95)     (Xerox Corp.)

                                        Price as a Multiple of           E.V. as a Multiple of:
                                  ----------------------------------     ----------------------
                                          GAAP                                    SAP
                                  ----------------------------------     ----------------------
               Price    Premium         Net                                    Net     Capital
Announced        Per         to   Operating       Forward       Book     Operating         and
(Closed)       Share   Mkt. (a)      Income  Earnings (b)      Value        Income     Surplus
----------------------------------------------------------------------------------------------
1/13/97       $36.00      12.1%      27.1 x        21.8 x     1.32 x        52.6 x      0.49 x
(Pending)
11/21/96          NA         NA          NA            NA         NA            NM        0.94
(Pending)
9/17/96         3.00       26.3          NM            NA       0.91            NM        1.15
(4/11/97)
9/16/96           NA         NA          NA            NA         NA            NA          NA
(10/8/96)
8/14/96        65.00       53.4          NM          14.4       3.58            NM        2.87
(11/25/96)
8/14/96           NA         NA          NA            NA         NA            NA          NA
(8/14/96)
7/1/96         53.00       60.6        18.5          15.1       2.30          18.6        2.07
(10/3/96)
6/21/96           NA         NA          NA            NA       0.93            NM        0.70
(4/30/97)
6/20/96           NA         NA          NA            NA       1.38          11.1        0.73
(8/1/96)
5/10/96        23.28        4.0         5.8           6.1       0.96           5.9        1.05
(12/11/96)
3/4/96          5.03       15.0         9.1          20.1       0.68          20.6        1.03
(11/21/96)
2/21/96           NA         NA          NA            NA         NA            NM        0.81
(5/31/96)
2/19/96        16.00       15.3        13.7            NA       1.06          84.0        1.15
(9/9/96)
2/9/96            NA         NA         7.0            NA       1.01            NA          NA
(5/22/96)
11/29/95          NA         NA          NM            NA       1.03            NM        1.71
(4/2/1996)
9/26/95        14.00       21.7          NM          14.7       0.93            NM        1.01
(12/21/95)
9/14/95           NA         NA         5.0            NA       1.09           7.8        1.96
(11/8/95)
8/25/95        70.00       25.8        24.0          18.8       2.86          23.6        4.56
(1/2/96)
6/19/95        22.00       91.3        27.1          17.6       1.22            NM        1.85
(10/3/95)
4/27/95           NA         NA          NA            NA         NA          10.1        1.24
(7/18/95)

(a)   Premium to market one month prior to public announcement.
(b) Based on the following year's median IBES estimate as of announcement date.
(c)   Represents a private transaction.


                                                                              47
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

                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997

M&A Transaction Analysis: Property & Casualty



                                                                                              Description          Total
Announced     Target                                Acquiror                                            of  Consideration
(Closed)      (parent)                              (parent)                                        Target  (in millions)
-------------------------------------------------------------------------------------------------------------------------
1/12/95       Re Capital Corp.                      Zurich Reinsurance Co.                      Reinsurance      $  203.5
(4/26/95)
12/19/94      Victoria Financial Corp.              USF&G                                      Regional P&C          55.3
(5/22/95)
12/19/94      Constitution Re Corporation (c)       EXOR America, Inc.                Specialty Reinsurance         421.0
(4/26/95)     (Talegen Holdings / Xerox)
12/6/94       Continental Corp.                     CNA Financial Corp.                        Regional P&C       1,107.3
(5/10/95)
7/28/94       Bankers and Shippers Ins. Co. (c)     Integon Corp.                      Regional P&C Company         142.0
(10/18/94)    (Travelers Indemnity Co.)
11/23/93      Federal Kemper Insurance Co. (c)      Anthem P&C Holdings                Regional P&C Company         105.0
(1/03/94)     (Kemper Corp)                         (Associated Insurance Co.)
10/29/93      Ranger Insurance Co. (c)              Fairfax Financial Hold. Ltd.       Regional P&C Company         135.0
(1/06/94)
              -------------------------------------------------------
                              GNC Financial Data (d)
              -------------------------------------------------------
              Enterprise Value                                 $602.6
              Market Cap                                        501.5
              Statutory Surplus                                 289.3
              Statutory Oper. Earnings (e)                       41.3
              GAAP Book Value                                   278.7
              GAAP Oper. Earnings                                31.7
              Number of Shares                                   15.1
              1997E EPS (f)                                    $ 2.26
              1998E EPS (f)                                      2.65
              -------------------------------------------------------

                                                 Price as a Multiple of           E.V. as a Multiple of:
                                           ----------------------------------     ----------------------
                                                   GAAP                                    SAP
                                           ----------------------------------     ----------------------
                        Price    Premium         Net                                    Net     Capital
Announced                 Per         to   Operating       Forward       Book     Operating         and
(Closed)                Share   Mkt. (a)      Income  Earnings (b)      Value        Income     Surplus
--------------------------------------------------------------------------------------------------------
1/12/95                $18.50      49.5%      15.0 x        13.2 x     1.O8 x            NA      1.23 x
(4/26/95)
12/19/94                13.00       89.1        34.1          13.0       2.03        18.6 x        2.68
(5/22/95)
12/19/94                   NA         NA        10.8          19.0       1.19          12.3        1.41
(4/26/95)
12/6/94                 20.00       35.6          NM            NA       0.80           9.9        0.61
(5/10/95)
7/28/94                    NA         NA          NA            NA         NA          22.4        2.21
(10/18/94)
11/23/93                   NA         NA          NA            NA       1.20          11.5        1.62
(1/03/94)
10/29/93                   NA         NA          NA            NA         NA          16.5        1.41
(1/06/94)

       -------------------------------------------------------------------------------------------------
                       Median      27.6%      15.1 x        14.8 x     1.38 x        17.9 x      1.50 x
                         Mean      37.9         16.4          15.2       1.75          21.3        1.87
              75th Percentile      55.2         21.6          18.8       2.28          19.6        2.18
              25th Percentile      14.4          8.6          11.8       1.01          10.3        1.04
       ------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------
       Implied Equity Value per GNC Share
                       Median        --       $31.82        $39.22     $25.66            --          --
                         Mean        --        34.61         40.25      32.44            --          --
              75th Percentile        --        45.54         49.82      42.16            --          --
              25th Percentile        --        18.21         31.27      18.78            --          --
       ------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------
       Implied Enterprise Value per GNC Share
                       Median        --           --            --         --        $49.06      $28.77
                         Mean        --           --            --         --         58.45       35.97
              75th Percentile        --           --            --         --         53.65       41.83
              25th Percentile        --           --            --         --         28.36       19.98
       ------------------------------------------------------------------------------------------------

(a)   Premium to market one month prior to public announcement.
(b) Based on the following year's median IBES estimate as of announcement date.
(c)   Represents a private transaction.
(d)   Financial data at or for the twelve months ended September 30, 1997.
(e)   For the six months ended June 30, 1997, annualized.

N.B.  NA = Not Available
      NM = Not Meaningful


                                                                              48
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   Salomon Brothers
   ---------------------

                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997

Selected Squeeze Out Transaction
Analysis


                                                                              49
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

                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997

Squeeze Out Transaction Analysis

                         Per Share               % Change
        Date          ---------------              From                                                                       Deal
--------------------  Initial   Final   Offer     Initial                                                                    Value
Announced  Completed   Price    Price  Amended?    Offer   Acquiror Name                  Target Name                       ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
10/20/97   (pending)  $25.00      --      --         --    HSN Inc.                       Ticketmaster Group Inc             $340.8
9/11/97    (pending)   48.00      --      --         --    Investor Group                 BET Holdings Inc.                   288.0
8/29/97    (pending)   19.50      --      --         --    Rexel SA (Pinault-Printemps)   Rexel Inc.                          250.8
7/9/97     (pending)   24.00      --      --         --    Investor Group                 Seaman Furniture Co                  31.6
6/26/97    (pending)   97.00      --      --         --    Rhone-Poulenc SA (France)      Rhone-Poulenc Rorer Inc           4,000.6
6/20/97    (pending)   15.00      --      --         --    Waste Management Inc.          Wheelabrator Technologies Inc       774.7
6/13/97    (pending)   52.75      --      --         --    Hilton Hotels Corp             Bally's Grand Inc                    42.6
6/2/97      7/15/97    40.00  $40.00      no         --    Anthem Inc.                    Acordia Inc (Anthem Inc)            172.7
5/22/97    (pending)   15.50      --      --         --    Texas Industries Inc.          Chaparral Steel Co                   65.9
5/14/97    (pending)   35.10      --      --         --    Enron Corp.                    Enron Global Power & Pipelines      403.9
5/5/97     (pending)   10.00      --      --         --    St Joe Paper Co                Florida East Coast Inds Inc         428.4
3/3/97     (pending)   37.00      --      --         --    American Financial Group Inc   American Finl Entps Inc              83.6
2/25/97    (pending)   60.00      --      --         --    Petrofina SA                   Fina Inc                            257.0
1/28/97     5/21/97     7.25    8.00     yes      10.3%    Monsanto Co                    Calgene Inc (Monsanto Co)           242.6
1/21/97      7/9/97    38.50   33.50     yes     (13.0)    Mafco Holdings                 Mafco Consolidated Grp (Mafco)      116.8
1/13/97      9/4/97    36.00   39.50     yes        9.7    Zurich Group                   Zurich Reinsurance Centre Holding   322.5
                                                                                           Inc.
12/17/96    7/16/97    29.00   33.00     yes       13.8    Allmerica Financial            Allmerica Property & Casualty       796.9
                                                            Corporation
11/27/96    3/27/97    14.25   14.25      no         --    JW Childs Equity Partners LP   Central Tractor Farm & Country       53.6
11/20/96   Withdrawn   19.00   22.50     yes       18.4    Andrews Group Inc.             Toy Biz Inc.                        206.0
10/10/96   11/27/96    10.00   10.00      no         --    Renco Group Inc                WCI Steel Inc                        56.5
9/9/96      9/23/96       --      --      no         --    Highwoods Property             Crocker Realty Trust Inc.            73.7
8/8/96      9/17/96    41.00   41.00      no         --    Chemed Corp                    Roto-Rooter Inc                      88.3
7/31/96    11/13/96     8.00    8.00      no         --    Monsanto Co.                   Calgene                              50.0
5/27/96     2/16/97    17.00   19.50      no         ---   Sandoz Ltd                     SyStemix Inc                         76.2
5/10/96    12/11/96    23.52   24.32     yes        3.4    PXRE Corp.                     Transnational Re Corp.              130.5
5/7/96       7/3/96    17.50   18.50     yes        5.7    Orion Capital Corp             Guaranty National Corp               85.1
4/8/96      8/16/96    55.00   55.00      no         --    AirTouch Communications        Cellular Communications Inc       1,606.5
------------------------------------------------------------------------------------------------------------------------------------

                                               Offer Premium   Percent               Percent
        Date                                 ----------------  Held at                 Owned
--------------------        %         %      1 Week   4 Weeks      Ann  Percent        After
Announced  Completed    Stock      Cash       Prior    Prior      Date  Sought   Transaction
--------------------------------------------------------------------------------------------
10/20/97   (pending)    50.0%(a)   50.0%(a)    8.1%    31.6%    44.6%    55.4%        --
9/11/97    (pending)     0.0      100.0       20.8     20.6     61.2     38.8         --
8/29/97    (pending)     0.0      100.0        3.3      5.4     50.6     49.4         --
7/9/97     (pending)     0.0      100.0       21.5     21.5     66.9     33.1         --
6/26/97    (pending)     0.0      100.0       16.5     22.7     31.4     34.3       65.7%
6/20/97    (pending)     0.0      100.0       16.5     18.8     34.0     33.0         --
6/13/97    (pending)     0.0      100.0       29.8     31.1     86.2      6.9         --
6/2/97      7/15/97      0.0      100.0       11.5     26.0     66.8     33.2      100.0
5/22/97    (pending)     0.0      100.0       15.2     18.8     60.0     18.7         --
5/14/97    (pending)   100.0        0.0        7.6     13.3     41.6     49.4         --
5/5/97     (pending)     0.0      100.0       16.6      9.7     81.0     46.0         --
3/3/97     (pending)     0.0      100.0        0.0      0.0     66.0     17.0         --
2/25/97    (pending)     0.0      100.0       18.5     21.5     70.6     14.7         --
1/28/97     5/21/97      0.0      100.0       60.0     60.0     44.6     43.7      100.0
1/21/97      7/9/97      0.0      100.0       23.5     27.6     85.0     15.0      100.0
1/13/97      9/4/97      0.0      100.0       18.5     12.1     65.7     34.3      100.0

12/17/96    7/16/97     47.0       53.0       12.8     15.3     59.5     40.5      100.0

11/27/96    3/27/97       0.0     100.0       21.3     26.7     64.5     35.5      100.0
11/20/96   Withdrawn      0.0     100.0       25.9     20.0     67.0     33.0         --
10/10/96   11/27/96        0.0    100.0       29.0     77.8     84.5     15.5      100.0
9/9/96      9/23/96        0.0    100.0         NA       NA     77.0     23.0      100.0
8/8/96      9/17/96        0.0    100.0       20.6     19.7     54.9     45.1       94.5
7/31/96    11/13/96        0.0    100.0       80.3     39.1     49.9      4.7       54.6
5/27/96     2/16/97        0.0    100.0       69.5     59.2     73.0     27.0      100.0
5/10/96    12/11/96      100.0      0.0       16.5      9.9     22.3     77.7      100.0
5/7/96       7/3/96        0.0    100.0       15.6     22.3     49.5     30.7       80.2
4/8/96      8/16/96        0.0    100.0        7.8      6.3     40.0     60.0      100.0
--------------------------------------------------------------------------------------------

(a) Ticketmaster Group Inc. shareholders have the right to choose between 1 HSBI share or $25 in cash.


                                                                              50
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

                                GUARANTY NATIONAL CORPORATION / OCTOBER 30, 1997

Squeeze Out Transaction Analysis

                         Per Share               % Change
        Date          ---------------              From                                                                       Deal
--------------------  Initial   Final   Offer     Initial                                                                    Value
Announced  Completed   Price    Price  Amended?    Offer   Acquiror Name                  Target Name                       ($ mil)
------------------------------------------------------------------------------------------------------------------------------------
3/29/96     4/26/96   $50.00   $50.00      no        --    Equity Holdings Ltd.           Great American Mgmt & Invt. Inc     $55.6
1/26/96     5/31/96    25.80    25.80      no        --    NationsBank Corp.              Charter Bancshares Inc               94.7
11/6/95    Withdrawn    9.00       --      --        --    Investor Group                 NPC International Inc                82.1
10/18/95   11/28/95    11.75    11.75      no        --    Rhone-Poulenc Rover Inc        Applied Immune Sciences Inc          84.6
9/27/95    Withdrawn   25.00       --      --        --    Varity Corp.                   Hayes Wheels International Inc      235.9
9/26/95    12/21/95    14.00    15.25     yes       8.9    SCOR SA                        SCOR SA Corp                         55.4
8/25/95      1/2/96    70.00    70.00      no        --    Berkshire Hathaway Inc         GEICO Corp                        2,347.0
7/14/95    12/11/95    18.00    20.00     yes      11.1    COBE Laboratories (Gambro AB)  REN Corp-USA                        177.7
5/19/95     12/6/95    36.50    40.50     yes      11.0    BICSA                          Bic Corp                            212.6
4/7/95      10/3/95   127.50   129.90     yes       1.9    McCaw Cellular Commun (AT&T)   LIN Bdcstg                        3,323.4
4/5/95       8/2/95    26.25    32.00     yes      21.9    Club Mediterranee SA           Club Med Inc                        153.4
3/27/95    Withdrawn   30.00       --      --        --    Terra Industries Inc           Terra Nitrogen Co LP                229.1
2/27/95    Withdrawn   22.00       --      --        --    Conseco                        Bankers Life Holding Corp.          458.5
2/27/95     8/31/95    22.50    23.25     yes       3.3    Conseco                        CCP Insurance Inc                   273.7
2/7/95      7/12/95    14.00    16.35     yes      16.8    WMX Technologies Inc           Rust International Inc               50.5
1/31/95      2/1/95       --    69.54     yes        NA    Sandoz AG                      SyStemix Inc                         80.0
1/18/95      8/9/95    26.00    29.00     yes      11.5    Arcadian Corp                  Arcadian Partners LP                428.4
12/28/94    4/28/95    20.00    20.00      no        --    Fleet Financial Group Inc      Fleet Mortgage Group Inc            188.1
11/2/94     9/27/95    28.00    30.00     yes       7.1    PacifiCorp                     Pacific Telecom                     159.0
9/8/94      5/12/95    22.50    25.50     yes      13.3    GTE Corp                       Contel Cellular Inc (Contel)        254.3
8/24/94     3/24/95    14.00    15.75     yes      12.5    Dole Food Co Inc               Castle & Cooke Homes Inc             81.5
8/9/94     Withdrawn    7.50       --      --        --    Minorco SA (Anglo American)    Terra Industries Inc                 99.8
7/29/94     11/1/94    65.00    65.00      no        --    Foundation Health Corp         Intergroup Healthcare Corp          255.7
7/28/94     1/24/95     7.80     8.85     yes      13.5    WMX Technologies Inc           Chemical Waste Management Inc       397.4
6/6/94     12/29/94    18.38    18.38      no        --    OgdenCorp                      Ogden Projects Inc                  110.3
4/28/94    Withdrawn   17.50       --      --        --    Investor Group                 Enquirer/Star Group Inc             315.0
4/26/94     7/26/94     4.48     4.48      no        --    Burlington Resources Inc       Diamond ShamrocO Offshore            42.6
3/14/94      8/9/94     2.68     2.68      no        --    Sea Containers Ltd             Orient-Express Hotels Inc            75.2
2/17/94     9/15/94    84.75    84.75      no        --    EW Scripps (Edward Scripps Tr) Scripps Howard Broadcasting Co      115.9
------------------------------------------------------------------------------------------------------------------------------------

                                               Offer Premium   Percent               Percent
        Date                                 ----------------  Held at                 Owned
--------------------        %         %      1 Week   4 Weeks      Ann  Percent        After
Announced  Completed    Stock      Cash       Prior    Prior      Date  Sought   Transaction
--------------------------------------------------------------------------------------------
3/29/96     4/26/96      0.0%     100.0%       4.2%     3.6%     87.9%    12.1%     100.0%
1/26/96     5/31/96    100.0        0.0       15.9     22.8      42.0     58.0       42.0
11/6/95    Withdrawn     0.0      100.0       44.0     33.3      62.0     38.0       62.0
10/18/95   11/28/95      0.0      100.0       51.6     38.2      46.0     54.0       99.0
9/27/95    Withdrawn     0.0      100.0       19.0     19.8      46.3     53.7       46.3
9/26/95    12/21/95      0.0      100.0       35.6     38.6      80.0     20.0      100.0
8/25/95      1/2/96      0.0      100.0       23.1     25.3      52.4     47.6      100.0
7/14/95    12/11/95      0.0      100.0       20.3     26.0      53.0     47.0      100.0
5/19/95     12/6/95      0.0      100.0       12.5     28.6      78.0     22.0      100.0
4/7/95      10/3/95      0.0      100.0        6.7      1.3      52.0     48.0      100.0
4/5/95       8/2/95      0.0      100.0       39.9     44.6      67.0     33.0      100.0
3/27/95    Withdrawn     0.0      100.0       11.1      8.6      59.4     40.6       59.4
2/27/95    Withdrawn     0.0      100.0       21.4      6.0      63.2     39.6      100.0
2/27/95     8/31/95      0.0      100.0       30.1     23.2      48.1     51.9      100.0
2/7/95      7/12/95      0.0      100.0       39.1     39.1      96.3      3.7      100.0
1/31/95      2/1/95      0.0      100.0      315.2    303.1      60.0     11.6       71.6
1/18/95      8/9/95      0.0       50.0       21.5     26.1      45.0     55.0      100.0
12/28/94    4/28/95      0.0      100.0       18.5     18.5      81.0     19.0      100.0
11/2/94     9/27/95      0.0      100.0       23.7     23.7      86.6     13.4      100.0
9/8/94      5/12/95      0.0      100.0       37.8     36.0      90.0     10.0      100.0
8/24/94     3/24/95      0.0      100.0       41.6     55.6      81.7     18.3      100.0
8/9/94     Withdrawn     0.0      100.0       25.0     (4.8)     44.6     15.9       44.6
7/29/94     11/1/94     91.5        0.0       71.1     71.1      62.6     37.4      100.0
7/28/94     1/24/95      NA         NA         8.9      1.1      78.5     21.5      100.0
6/6/94     12/29/94    100.0        0.0       17.6     20.5      84.2     15.8      100.0
4/28/94    Withdrawn     0.0      100.0       20.7      7.7      56.8     43.2       56.8
4/26/94     7/26/94      0.0      100.0       (0.4)     5.4      87.1     12.9      100.0
3/14/94      8/9/94     20.2        0.0       64.8     53.0      41.9     58.1      100.0
2/17/94     9/15/94    100.0        0.0       13.0     13.0      86.0     14.0      100.0
--------------------------------------------------------------------------------------------

N.B. Includes transactions over $40 million in which acquirer owns 40% or more of target before announcement date. Includes acquisitions of public U.S.targets only. "Offer" represents public announcement of offer to purchase.

Source: Securities Data Corporation.


                                                                              51
---------------------
   Salomon Brothers
   ---------------------

                               GUARANTY NATIONAL CORPORATION / NOVEMBER 24, 1997

Squeeze Out Transaction Analysis

                         Per Share               % Change
        Date          ---------------              From                                                                       Deal
--------------------  Initial   Final   Offer     Initial                                                                    Value
Announced  Completed   Price    Price  Amended?    Offer   Acquiror Name                  Target Name                       ($ mil)
-----------------------------------------------------------------------------------------------------------------------------------
1/7/94   2/23/94      $7.65   $7.65       no        ---    Holderbank Financiere Glarus    Holnam Inc (Holdernam Inc)       $51.7
10/22/93 10/22/93     14.70   14.70       no        ---    Manville Corp                   Riverwood International Corp      50.0
10/14/93 5/31/94      11.00   12.10      yes      10.0%    Valero Energy Corp              Valero Natural Gas Partners LP   117.4
10/13/93 4/6/94       27.25   27.75      yes       1.8     Medco Containment Services Inc  Medical Marketing Group Inc      122.5
9/20/93  12/10/93     48.00   46.00      yes      (4.2)    Valley Fashions Corp            West Point-Pepperell Inc          66.3
9/13/93  10/5/93      13.00    7.56      yes     (41.8)    Blockbuster Entertainment Corp  Spelling Entertainment Inc       101.3
3/22/93  5/7/93       25.00   30.00      yes      20.0     New Marvel Holdings Inc         Marvel Entertainment Group Inc   300.0
11/13/92 5/7/93       17.88   18.75      yes       4.9     Rust International Inc          Brand Cas Inc                    185.0
9/9/92   2/26/93      21.04   25.50      yes      21.2     American Maize-Products Co      American Fructose Corp           130.3
8/19/92  11/19/92     13.50   13.50       no       ---     Investor Group                  FoxMeyer Corp (Natl Intergroup)   44.6
8/17/92  12/31/92     14.72   25.78      yes      75.1     Leucadia National Corp          PHLCORP Inc                      139.9
6/25/92  Withdrawn    22.00      ---      --      17.0     Oaty Holdings                   Oaty Holdings Inc                111.8
3/2/92   7/14/92      16.50   19.00      yes      15.2     WR Grace & Co                   Grace Energy Corp                 77.3
2/6/92   7/30/92       6.00    7.25      yes      20.8     Charter Co (American Financial) Spelling Entertainment Inc        43.0
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Offer Premium  Percent              Percent
                                                  ---------------- Held at                Owned
                                    %       %     1 Week   4 Weeks     Ann  Percent       After
 Acquiror Name                  Stock    Cash      Prior    Prior     Date  Sought  Transaction
-----------------------------------------------------------------------------------------------
Holderbank Financiere Glarus       0.0%  100.0%    15.5%    7.4%      95.0%   5.0%      100.0%
Manville Corp                      0.0   100.0     12.0     8.9       80.5    1.0        81.5
Valero Energy Corp                 0.0   100.0     29.1    36.3       49.0   51.0       100.0
Medco Containment Services Inc     0.0   100.0       NA    (5.9)      51.5   48.5       100.0
Valley Fashions Corp               0.0   100.0    (19.8)  (19.8)      95.1    4.9       100.0
Blockbuster Entertainment Corp   100.0     0.0     (5.5)    0.8       50.3   20.9        71.2
New Marvel Holdings Inc            0.0   100.0     42.9    58.9       59.6   20.7        80.3
Rust International Inc            30.0    70.0     13.6     4.9       55.8   44.2       100.0
American Maize-Products Co       100.0     0.0     23.6    29.1       42.7   57.3       100.0
Investor Group                     0.0   100.0     18.7     1.9       66.5   10.4        76.9
Leucadia National Corp           100.0     0.0     15.2    28.9       63.1   36.9       100.0
Oaty Holdings                      0.0   100.0     51.5    46.1       51.9   48.1        51.9
WR Grace & Co                      0.0   100.0     21.6     7.8       83.4   16.6       100.0
Charter Co (American Financial)    0.0     0.0     45.0    45.0       82.3   17.7       100.0
-----------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------
For all Transactions (b):               Median     0.0%   100.0%    20.4%     21.5%     62.3%   13.1%  100.0%
                                          Mean    15.1     81.5     28.0      27.2      63.5    31.6    90.3
                                          High   100.0    100.0    315.2     303.1      96.3    77.7   100.0
                                           Low     0.0      0.0    (19.8)    (19.8)     22.3     1.0    42.0
                               25th Percentile     0.0    100.0     13.5       8.6      50.0    16.1    84.8
                               75th Percentile     0.0    100.0     29.9      33.3      80.4    46.8   100.0
                               -----------------------------------------------------------------------------

                               -----------------------------------------------------------------------------
Excluding Withdrawn Offers (b):         Median     0.0%   100.0%    18.7%     22.5%     64.5%   33.0%  100.0%
                                          Mean    16.8     79.4     28.1      28.4      64.5    30.7    94.5
                                          High   100.0    100.0    315.2     303.1      96.3    77.7   100.0
                                           Low     0.0      0.0    (19.8)    (19.8)     22.3     1.0    42.0
                               -----------------------------------------------------------------------------

                          --------------------------------------------------
                          Implied Equity Value Per GNC Share (a)
                          ---------------------------------------
                          Median    --        --       $40.12         $40.47
                          Mean      --        --        42.64          42.37
                          --------------------------------------------------

N.B Includes transactions over $40 million in which acquiror owns 40% or more of target before announcement date. Includes acquisitions of public U.S. targets only. "Offer" represents public announcement of offer to purchase.
Source: Securities Data Corporation
(a) Bared on GNC share price of $33.31 on October 28, 1997.


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

                               GUARANTY NATIONAL CORPORATION / NOVEMBER 24, 1997

GNC: Ownership Profile


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

                               GUARANTY NATIONAL CORPORATION / NOVEMBER 24, 1997

Guaranty National Corporation Ownership Profile

                                                                % of Non-Orion
Institutional Holders (a)         Shares     % of Total (b)         Shares (c)
-------------------------         ------     --------------         ----------

Orion Capital Corporation        12,129.9          80.7%              --
Dimensional Fund Advs               219.3           1.5              7.5 %
Wachovia Corporation                186.8           1.2                6.4
Grace & White Inc.                  183.5           1.2                6.3
Barclay's Bank PLC                  152.1           1.0                5.2
Wilshire Assoc. Inc.                146.7           1.0                5.0
Franklin Resources Inc.             141.9           0.9                4.9
Mellon Bank Corp.                   116.5           0.8                4.0
Citicorp                            103.0           0.7                3.5
First Manhattan Co.                  89.8           0.6                3.1
Other Institutional Holders         825.9           5.5               28.4
---------------------------      --------      --------           --------
   Total Institutional           14,295.5          95.1               74.5

Officers and Directors (d)          254.2           1.7                8.7
---------------------------      --------      --------           --------
   Total Visible Ownership       14,549.6          96.7               83.2

"Retail Holdings"                   488.8           3.3               16.8
---------------------------      --------      --------           --------
  Total Ownership                15,038.4         100.0 %            100.0 %

Non-Orion Owned Shares            2,908.5          19.3 %            100.0 %

--------------------------------------------------------------------------------

(a) Source: CDA Spectrum. Holdings as of June 30, 1997. September 30, 1997 data not yet available.
(b) Based on 15,038,433 common shares outstanding as of June 30,1997. There are 15,054,433 shares outstanding as of September 30,1997.
(c)   Based on Orion Capital's ownership position of 12,129,942 common shares.
(d)   Source: Guaranty National Corporation proxy dated April 3, 1997.


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